                                             SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

                                                (AMENDMENT No. ___)

Filed by the Registrant                       X

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec.240.14a-12

                                                SOUTHERN CALIFORNIA EDISON COMPANY
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                       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1) Title of each class of securities to which transaction applies:
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       (2) Aggregate number of securities to which transaction applies:
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       (3) Per unit price or other underlying value of transaction computed purtuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
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       (4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------

       (5) Total fee paid:
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[   ]  Fee paid previously with preliminary materials.
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[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:
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       (2) Form, Schedule or Registration Statement No.
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       (3) Filing Party:
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       (4) Date Filed:
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                                                       LOGO

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                                               EDISON INTERNATIONAL

                                                        AND

                                        SOUTHERN CALIFORNIA EDISON COMPANY

                                  JOINT NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                                                        AND

                                               JOINT PROXY STATEMENT

                                                  ANNUAL MEETINGS
                                                   May 19, 2005

-------------------------------------------------------------------------------------------------------------------

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[Edison International Logo]                                                 Southern California Edison Company Logo

                                                                                                  April 11, 2005

Dear Shareholder:

         You are invited to attend the Edison International and Southern California Edison Company ("SCE") Annual
Meetings of Shareholders.  The meetings will be held jointly on Thursday, May 19, 2005, at the Pacific Palms
Conference Resort, One Industry Hills Parkway, City of Industry, California 91744 at 10:00 a.m., Pacific Time.

         Your voting instructions are enclosed, and the applicable 2004 Annual Report and Joint Proxy Statement are enclosed or are being delivered to you electronically.  The Joint Proxy Statement discusses the matters to be considered at the annual meetings.  At the meetings, we will report on company activities, and shareholders of
Edison International and SCE will elect Directors who will oversee company affairs until the next annual meetings.  Also at the meetings, Edison International shareholders will have the opportunity to vote on a shareholder proposal regarding "future golden parachutes."

         Your Boards of Directors and Management recommend that you vote "FOR" the nominees for Directors listed in the Joint Proxy Statement.  For reasons stated in the Joint Proxy Statement, the Edison International Board of
Directors and Management recommend that you vote "AGAINST" the shareholder proposal.

         Whether or not you expect to attend the annual meetings, and regardless of the number of shares you own, your vote is important.  If you hold shares in both Edison International and SCE, you will receive a proxy or voting instruction card for each company.  Certain shareholders also have the option to vote shares by telephone or the Internet as well as by mail.  Voting by any of these methods, if available, will ensure that you are represented at the annual meetings even if you are not present.  Please review the instructions on the proxy card regarding these options.  If you hold your shares in an account with a bank, broker or other nominee, you will receive separate instructions from that nominee which may also allow telephone and Internet voting.

         Please take the first opportunity to ensure that your shares are represented at the annual meetings.
Voting promptly will save us the cost of additional solicitations.

         Thank you very much for your continued interest in the business of Edison International and SCE.

                                                              Sincerely,

                                                              /s. John E. Bryson
                                                              -----------------------------------
                                                              John E. Bryson
                                                              Chairman of the Board, President
                                                              and Chief Executive Officer
                                                                  Edison International
                                                              Chairman of the Board
                                                                  Southern California Edison Company
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EDISON INTERNATIONAL LOGO                                    SOUTHERN CALIFORNIA EDISON COMPANY LOGO

                                ===============================================================

                                                 JOINT NOTICE OF ANNUAL MEETINGS
                                                       OF SHAREHOLDERS
                                ===============================================================

Date:      Thursday, May 19, 2005

Time:      10:00 a.m., Pacific Time

Place:     Pacific Palms Conference Resort
           One Industry Hills Parkway
           City of Industry, California 91744

Matters to be voted upon by Edison International and Southern California Edison Company ("SCE") shareholders:

       o   Election of 10 Directors to the Edison International Board and 11 Directors to the SCE Board.  The
           names of the Director nominees are:

                            John E. Bryson                      Ronald L. Olson
                            France A. Cordova                   James M. Rosser
                            Alan J. Fohrer*                     Richard T. Schlosberg, III
                            Bradford M. Freeman                 Robert H. Smith
                            Bruce Karatz                        Thomas C. Sutton
                            Luis G. Nogales

                             *   Alan J. Fohrer is a Director nominee for the SCE Board only.

       o   Any other business that may properly come before the meetings.

Matter to be voted upon by Edison International shareholders only:

       o   Shareholder proposal regarding "future golden parachutes."

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       Your Boards of Directors and Management recommend that you vote "FOR" the nominees for Directors listed in the Joint Proxy Statement.  The Edison International Board of Directors and Management recommend that you vote
"AGAINST" the shareholder proposal.

Record Date:                 Shareholders of record at the close of business on March 21, 2005, and valid proxyholders for those shareholders, are entitled to vote at the annual meetings.

Voting Instructions:         To vote by mail, complete, sign, date and return the enclosed proxy card in the envelope provided.  If you hold shares in your own name, or through the Edison
                             International Dividend Reinvestment and Direct Stock Purchase Plan or the Edison
                             401(k) Savings Plan for employees, you may vote by telephone or via the Internet by following the instructions on your proxy card.  Voting by telephone and via the
                             Internet is available 24 hours a day, seven days a week, through 9:00 p.m. Pacific
                             Time, on May 18, 2005, except for Edison 401(k) Savings Plan shareholders who must vote by 9:00 a.m., Pacific Time, on May 16, 2005.  If you hold your shares in an account with a bank, broker or other nominee, you will receive separate instructions from that nominee that may also allow telephone and Internet voting.

Electronic Access:           Edison International and SCE are electronically delivering their Proxy Statements and Annual Reports for annual and special shareholders' meetings to certain shareholders.  If you hold Edison International shares through the Edison 401(k)
                             Savings Plan, and you use company E-mail in the ordinary course of performing your job and are expected to log-on to E-mail routinely to receive mail and communications, we are delivering these documents to you electronically.  The Edison
                             International and SCE Joint Proxy Statement for the annual meetings, and the respective 2004 Annual Reports are available on Edison International's Internet website at http://www.edisoninvestor.com.  If these documents are being delivered to you electronically, you may also request paper copies at no charge by contacting the
                             SCE Law Department, Corporate Governance, 2244 Walnut Grove Avenue, P. O. Box 800,
                             Rosemead, California 91770 or at 626-302-2662.

Meeting Admission:           The following individuals will be admitted to the meetings:

       o   Shareholders of record on the record date, and their spouses or domestic partners;

       o   Individuals holding written proxies executed by shareholders of record on the record date;

Page

       o   Shareholders who provide a letter or account statement from their bank, broker or other nominee showing that they owned stock held in the name of the bank, broker or other nominee on the record date, and their spouses or domestic partners; and

       o   Other individuals with the approval of the Edison International or SCE Secretary.

Shareholders that are companies or other entities are limited to three authorized representatives at the meetings.  Cameras, recording devices and other electronic devices will not be permitted at the meetings.

Dated:  April 11, 2005

                                                          For the Boards of Directors,

                                                          /s/ BEVERLY P. RYDER
                                                          ------------------------------------------
                                                          BEVERLY P. RYDER
                                                          Vice President and Secretary
                                                              Edison International
                                                          Secretary
                                                              Southern California Edison Company

                                                   IMPORTANT

         In order to assure a quorum of shareholders at the annual meetings, please complete, sign, date and mail the enclosed card promptly; or (if available to you) give your instructions by telephone or the Internet as described on the enclosed card.  If you mail the enclosed card, please sign (do not print) your name exactly as it appears on the card.  When signing as attorney, executor, administrator, trustee or guardian, include your full title.  Please have an authorized officer whose title is indicated sign for corporations, charitable institutions and governmental units.  For partnerships, have a partner sign and indicate partnership status.

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To be Voted on by Edison International Shareholders Only:  Shareholder Proposal

Page

                                                 EDISON INTERNATIONAL
                                         SOUTHERN CALIFORNIA EDISON COMPANY
                                              2244 WALNUT GROVE AVENUE
                                                    P. O. BOX 800
                                             ROSEMEAD, CALIFORNIA 91770

                        ======================================================================

                                                JOINT PROXY STATEMENT

                        ======================================================================

                                      INTRODUCTION - SOLICITATION OF PROXIES

     This Joint Proxy Statement, proxy forms, voting instructions and the 2004 Annual Reports are being distributed together beginning April 11, 2005, to the Edison International and Southern California Edison Company
shareholders for their annual meetings.  The annual meetings will be held jointly on Thursday, May 19, 2005, at the Pacific Palms Conference Resort, One Industry Hills Parkway, City of Industry, California 91744 at
10:00 a.m., Pacific Time.  The Edison International and Southern California Edison Company Boards of Directors are
soliciting proxies from you for use at their annual meetings, or at any adjournment or postponement of the meetings.  Proxies allow properly designated individuals to vote on your behalf at an annual meeting.  This Proxy
Statement discusses the matters to be voted on at the annual meetings.

     In this Proxy Statement:

     o   "Annual Meeting" means the Edison International annual meeting of shareholders and the Southern
         California Edison Company annual meeting of shareholders, which are being held jointly.

     o   "Companies" means Edison International and SCE.

     o   "DRP" means the Edison International shareholder plan known as the Dividend Reinvestment and Direct
         Stock Purchase Plan.

     o   "EME" means Edison Mission Energy, an electric power generation nonutility subsidiary of Edison
         International.

     o   "Executive Officers" of Edison International and SCE means their respective Chairman of the Board, Chief
         Executive Officer, President, any Vice President in charge of a principal business unit, division or function, and any other person who performs a similar significant policy-making function, including
         Executive Officers of any Edison International or SCE subsidiaries, for the reporting period or as of the date covered by this Proxy Statement.

     o   "401(k) Plan" means the employee benefit plan known as the Edison 401(k) Savings Plan through which participants may hold Edison International shares represented by their interests in the Edison
         International Stock Fund.

     o   "401(k) Plan shareholders" means participants in the 401(k) Plan who hold interests in the Edison
         International Stock Fund equivalent to Edison International shares.

     o   "SCE" means Southern California Edison Company.

     o   Holding shares in "street name" means your shares are held in an account through your bank, broker, fiduciary, custodian or other nominee, and you are considered the beneficial owner of those shares.
         Your name does not appear on the Companies' records as a shareholder.

     o   Holding shares as a "registered" shareholder or "of record" means your shares are registered in your own name directly with the Companies rather than in street name, and that stock certificates are issued in your own name.  Shares held in your DRP plan account are also included.

                              QUESTIONS AND ANSWERS ON VOTING, PROXIES AND ATTENDANCE

Q:   What am I voting on?

A:   Edison International and SCE shareholders are voting on the election of 10 Directors for Edison
     International and 11 Directors for SCE, respectively, and any other matters properly brought before the meeting.  Additionally, Edison International shareholders will vote on a shareholder proposal regarding
     "future golden parachutes."  The election of Directors is Item 1 on your proxy card.  The shareholder proposal is Item 2 on the Edison International proxy card.

Q:   Who can vote?

A.   All shareholders of record at the close of business on March 21, 2005, are entitled to vote at the meeting.
     Holders of Edison International's Common Stock are entitled to one vote per share on each item of Edison
     International business.  On each item of SCE business, holders of SCE Cumulative Preferred Stock are entitled to six votes per share; holders of SCE $100 Cumulative Preferred Stock are entitled to two votes per share; and holders of SCE Common Stock are entitled to one vote per share.  Shareholders who hold shares that are not registered in their own name (shares held in street name) may vote their shares by giving voting instructions to the nominee who is the registered shareholder.  Shares held by participants in the
     401(k) Plan, including fractional shares, are registered in the name of the plan trustee and will be voted by the plan trustee in its capacity as the Edison International stock fund investment manager, subject to each participant's instructions.  Fractional shares held in the DRP may not be voted.  All shares of SCE
     Common and Preferred Stocks vote together as one class.

Q:   Who can attend the meeting?

A:   All shareholders on the record date, or their duly appointed proxies, may attend the meeting.  Shareholders'
     spouses or domestic partners are also welcome.  Seating, however, is limited.  All shareholders will be required to pass through a security inspection area, and they must check in at the registration desk at the meeting.  The registration desk will open at 8:00 a.m., Pacific Time.  If you are a registered or 401(k)
     Plan shareholder, an admission pass is included with these materials.

     Please bring your pass with you to present at the registration desk for admission.  If you do not have an admission pass and you are a registered shareholder, we will be able to verify your share ownership from the share register upon presentation of proper identification.  If your shares are not registered in your name, you will need to bring a letter or an account statement from your bank, broker, plan trustee or other nominee reflecting your stock ownership as of the record date to provide proper identification.  A shareholder that is a corporation, partnership, association or other entity is limited to three authorized representatives at the Annual Meeting.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:   How do I vote?

A:   Your vote is important.  You can save us the expense of a second mailing by voting promptly.  Please follow the appropriate instructions described below.

     If you are a registered or 401(k) Plan shareholder, you may choose one of the following ways to cast your vote:

         o    Vote by mail:                 Complete, date, sign and mail the proxy/voting instruction card in the enclosed postage prepaid envelope.

         o    Vote by telephone:            Call 1-877-779-8683 toll free from the U.S. and Canada.
                                            Call 201-536-8073 from outside the U.S. and Canada.

         o    Vote via the Internet:        Access the Edison International Internet voting website
                                            http://www.eproxyvote.com/eix
                                            Access the SCE Internet voting website
                                            http://www.eproxyvote.com/sce

     Registered shareholders have a fourth option to cast their vote:

         o    Vote by ballot                Attend the Annual Meeting and complete a written ballot
              at the meeting:               distributed at the meeting.

     If you vote by telephone or via the Internet, follow the instructions on the enclosed card.  Additionally, if you vote by telephone, you will receive recorded instructions, or if you vote via the Internet, you will receive additional instructions at the Internet website.  Voting by telephone and via the Internet is available 24 hours a day, seven days a week, through 9:00 p.m., Pacific Time, on May 18, 2005, except for
     401(k) Plan shareholders who must vote by 9:00 a.m., Pacific Time, on May 16, 2005.

     By voting by mail, telephone or the Internet, you will authorize the individuals named on the proxy card, referred to as the proxies, or the 401(k) Plan trustee in its capacity as Edison International stock fund investment manager, to vote your shares according to your instructions.  You are also authorizing those persons to vote your shares on any other matter properly presented at the meeting.

     If you hold shares in street name, please refer to the proxy card or other information forwarded by your bank, broker, fiduciary, custodian or other nominee to see which options are available.  Typically, you may provide voting instructions as follows:

         o    Vote by mail:                 On cards received from your bank, broker or other nominee.

         o    Vote by telephone or          If offered by your bank, broker or other nominee.
              via the Internet:

         o    Vote by ballot                If you request a legal proxy from your bank, broker or other
              at the meeting                nominee and deliver the proxy to the inspector of election before or at the meeting.

     Under California law, you or your authorized attorney-in-fact may transmit a proxy by telephone or via the
     Internet.  SHAREHOLDERS WHO VOTE BY TELEPHONE OR OVER THE INTERNET SHOULD NOT MAIL THE PROXY CARD.

Q:   What happens if I return my proxy or voting instructions, but I do not indicate my voting preference?

A:   If you return your proxy or voting instructions by mail and do not indicate how you wish to vote for the nominees for Director, the proxies and 401(k) Plan trustee will vote "FOR" election of all the nominees for
     Director (Item 1).  If you return your proxy or voting instructions by mail and do not indicate how you wish to vote on the shareholder proposal, the proxies and 401(k) Plan trustee will vote "AGAINST" the shareholder proposal (Item 2).  If you vote by telephone or on the Internet and do not indicate how you wish to vote for the nominees for Director, your shares will be treated as unvoted shares on the election.  If you vote by telephone or on the Internet and do not indicate how you wish to vote on the shareholder proposal, your shares will be treated as unvoted shares on the proposal.  In the case of the 401(k) Plan, unvoted shares may be voted by the trustee in its capacity as Edison International stock fund investment manager as it chooses.

Q:   What happens if I do not return my proxy or provide voting instructions?

A:   If you are a registered shareholder and you do not provide voting instructions to a designated proxy or cast a ballot at the Annual Meeting, your shares will not be voted.  If you are a 401(k) Plan shareholder and you do not provide voting instructions to the trustee, the trustee as Edison International stock fund investment manager may vote your shares as it chooses.  If you hold your shares in street name and you do not provide voting instructions to your bank, broker or other nominee on how to vote your shares, the bank, broker or other nominee may be authorized to vote your shares as it chooses on the matters to be considered at the meeting.  If your bank, broker or other nominee lacks this discretionary authority to vote on an item, your shares will not be voted on that item and will be treated as a "broker nonvote" on that item.

Q:   What if I vote and then change my mind?

A:   If you are a registered shareholder, you can revoke your proxy by:

         o    Writing to the Edison International or SCE Secretary;

         o    Voting again via mail, telephone or the Internet; or

         o    Voting in person at the Annual Meeting.

     Your last vote will be the vote that is counted.

     If you are a 401(k) Plan shareholder, you can revoke your voting instructions by voting again via mail, telephone or the Internet by 9:00 a.m., Pacific Time, on May 16, 2005.

     If you hold shares in street name, you should contact your bank, broker or other nominee before the Annual
     Meeting to determine whether and how you can change your voting instructions.

Q:   How many votes do you need to hold the meeting?

A:   As of the record date, March 21, 2005, Edison International had 325,795,257 shares of Edison International
     Common Stock outstanding and entitled to vote.  SCE had 5,150,198 shares of Cumulative Preferred Stock,
     1,480,800 shares of $100 Cumulative Preferred Stock, and 434,888,104 shares of SCE Common Stock outstanding and entitled to vote.

     The holders of the Edison International Common Stock have the right to cast a total of 325,795,257 votes.
     The holders of the SCE Cumulative Preferred Stock have the right to cast a total of 30,901,188 votes, the holders of the SCE $100 Cumulative Preferred Stock have the right to cast a total of 2,961,600 votes, and the holder of the SCE Common Stock, Edison International, has the right to cast a total of
     434,888,104 votes.  Voting together as a class, the SCE shareholders have the right to cast a total of
     468,750,892 votes.

     A quorum is required to transact business at the Annual Meeting.  The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast constitutes a quorum.  If you properly return your proxy by mail, by telephone or via the Internet, you will be considered part of the quorum, even if you abstain from voting or withhold votes, and the proxies will vote (or not vote) your shares as you have indicated.  If a bank, broker or other nominee holding your shares in street name votes your shares or returns a properly executed proxy representing your shares, your shares will be considered as present and part of the quorum, even if your bank, broker or other nominee does not indicate a voting preference, or otherwise abstains or withholds votes, on any or all matters.

Q:   What vote is required to adopt the proposals at the meeting?

A:   On Item 1, the Election of Directors, the 10 nominees receiving the highest number of affirmative or "for"
     votes will be elected as Directors of Edison International and the 11 nominees receiving the highest number of affirmative or "for" votes will be elected as Directors of SCE.  Votes withheld for any of the nominees, abstentions and broker nonvotes will have the effect of reducing the number of affirmative votes a candidate might otherwise have received.  On Item 2, the Shareholder Proposal On "Future Golden Parachutes," the
     following two votes must be obtained to adopt the proposal:  (i) the affirmative vote of a majority of the
     Edison International votes cast at the meeting, and (ii) the affirmative vote of at least a majority of the votes required to constitute a quorum.  In determining whether the first vote under (i) has been obtained, abstentions and broker nonvotes are not treated as votes cast and therefore will not affect the vote.  That is, the percentage of votes cast can only be increased or decreased by casting votes for or against the proposal, respectively.  In determining whether the second vote under (ii) has been obtained, abstentions and broker nonvotes will have the effect of votes cast against the proposal.  That is, abstentions and broker nonvotes will reduce the number of affirmative votes, and therefore reduce the total percentage of votes, the proposal might otherwise have received.

Q:   Who will count the votes?

A:   EquiServe Trust Company, N.A., will tabulate the votes and act as the inspector of election.  To protect the confidentiality of votes cast under the 401(k) Plan, 401(k) Plan shareholders' voting instructions are given directly to EquiServe Trust Company.  EquiServe tabulates those votes and then provides aggregate voting results directly to the 401(k) Plan trustee.  Edison International does not have access to any of the 401(k)
     Plan shareholders' voting instructions, and 401(k) Plan voting results are only reported in the aggregate.

Q:   What shares are covered by the proxy card?

A:   If you hold shares in both Edison International and SCE, you will receive a proxy card for each of the
     Companies.  The shares covered by your card(s) include all the shares of common stock and preferred stock registered in your name (as distinguished from those held in street name), all whole shares held in the DRP, and all shares held in the 401(k) Plan.  You will receive separate cards from your bank, broker or other nominee if you hold shares in street name.

Q:   What does it mean if I get more than one proxy card?

A:   It indicates that your shares are held in more than one account, such as two brokerage accounts, and registered in different names.  You should vote each of the proxy cards to ensure that all of your shares are voted.

Q:   How much will this proxy solicitation cost?

A:   Edison International and SCE have retained D.F. King & Co., Inc. to assist them with the solicitation of proxies for an aggregate maximum fee of $12,000, plus expenses.  (This fee does not include the costs of printing and mailing the proxy materials.)  Edison International and SCE will pay these proxy solicitation costs.  Some of the Directors, officers and other employees of Edison International and/or SCE also may solicit proxies personally, by mail, by telephone or by other electronic means for no additional compensation, except for customary overtime pay applicable to certain employees.  Edison International and
     SCE will also reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of their stocks and for obtaining voting instructions.

Q:   Whom may I call with any questions?

A:   You may call Wells Fargo Shareholder Services at 800-347-8625 or visit their Internet website at
     http://www.wellsfargo.com/com/shareowner_services

Q:   How do the Boards recommend I vote?

A:   The Edison International and SCE Boards recommend that shareholders vote "FOR" the election of their nominees for Directors listed in this Proxy Statement.  The Edison International Board recommends that
     Edison International shareholders vote "AGAINST" the shareholder proposal.

                                HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

     If you are a registered shareholder and share an address with other registered shareholders, you may be receiving multiple copies of the applicable Annual Report to Shareholders and Proxy Statement.  You can save the
Companies money if you direct us to discontinue mailing all future multiple annual reports, proxy statements, proxy statements combined with a prospectus, and information statements by marking the appropriate box on the enclosed proxy card, or by following the instructions provided when you vote by telephone or over the Internet.
The Companies intend to deliver only one respective annual report, one proxy statement, one proxy statement combined with a prospectus, and one information statement to multiple registered shareholders sharing an address if such multiple shareholders have given their consent, and the Companies have not received contrary instructions from one or more of such shareholders.  This practice is commonly referred to as "householding."  The Companies do not plan to electronically household documents.  Your consent to householding will remain in effect until revoked.  Eliminating duplicate mailings will not affect your receipt of future proxy cards.

     If through the date of the Annual Meeting, you decide you want a separate copy of this Joint Proxy Statement or the applicable 2004 Annual Report, Edison International or SCE will promptly deliver your separate copy if you contact the SCE Law Department, Corporate Governance, 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead,
California 91770 or at 626-302-2662.  Additionally, to resume the mailing of individual copies of future annual reports, proxy statements, proxy statements combined with a prospectus, and information statements to a particular account, you may contact Wells Fargo Bank, N.A., Attn:  Householding, P. O. Box 64854, St. Paul,
Minnesota 55164-0854, or at 800-347-8625, and your request will be effective within thirty days after receipt.
After the Annual Meeting, you may request householding of these documents, by providing Wells Fargo Bank at the address provided directly above with a written request to eliminate multiple mailings.  The written request must include names and account numbers of all shareholders consenting to householding for a given address and must be signed by those shareholders.

     Additionally, the Companies have been notified that certain banks, brokers and other nominees will household the Companies' annual reports and proxy statements for shareholders who hold in street name and have consented to householding.  In this case, you may request an individual copy of this Joint Proxy Statement and/or the applicable 2004 Annual Report by contacting your bank, broker or other nominee.

                             ELECTRONIC ACCESS TO PROXY STATEMENTS AND ANNUAL REPORTS

     This Joint Proxy Statement and the Edison International and SCE 2004 Annual Reports are available on Edison
International's Internet website at http://www.edisoninvestor.com.  Certain shareholders can view future shareholder communications including proxy statements and annual reports over the Internet instead of receiving paper copies in the mail and save the Companies the cost of producing and mailing these documents.

     If you are a 401(k) Plan shareholder, and you use company E-mail in the ordinary course of performing your job and are expected to log-on to E-mail routinely to receive mail and communications, Edison International intends to deliver proxy statements and annual reports to you electronically for every shareholders' meeting.
You may also request paper copies at no charge by contacting the SCE Law Department, Corporate Governance, 2244
Walnut Grove Avenue, P. O. Box 800, Rosemead, California 91770 or at 626-302-2662.

     If you hold shares in street name, check the information provided by the nominee holding your shares for instructions on how to elect to view future proxy statements and annual reports over the Internet.  Your bank, broker or other nominee will receive notice containing the Internet address to use to access Edison
International's and SCE's Proxy Statement and Annual Reports.

     For all shareholders, although there are no Edison International or SCE fees or charges for this service, there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible.

                                               ELECTION OF DIRECTORS
                                               Item 1 on Proxy Card

                                               NOMINEES FOR ELECTION

     Ten Directors will be elected to the Edison International Board and eleven Directors will be elected to the
SCE Board to hold office until the next annual meeting.  Should any of the nominees become unavailable to stand for election as a Director, the proxies will have the authority to vote for substitute nominees as they choose.

     The nominees for Directors of Edison International and SCE are the same, except for Mr. Fohrer who is a nominee for the SCE Board only.  A brief biography of each nominee is presented below.

JOHN E. BRYSON
Chairman of the Board, President and Chief Executive Officer of Edison International and Chairman of the Board of SCE
(since 2003); Chairman of the Board of Edison Capital (a non-utility subsidiary of Edison International, an investor in infrastructure and energy assets) (since 2000); Chairman of the Board, President and Chief Executive Officer of
Edison International and Chairman of the Board of EME (2000-2002); Chairman of the Board and Chief Executive Officer
of Edison International and SCE (1990-1999)
Mr. Bryson has been a Director of Edison International since 1990.  He was a Director of SCE from 1990 through
1999, and since 2003.  He is a Director of The Boeing Company and The Walt Disney Company, and a Director/Trustee
for three funds in the Western Asset funds complex.  Mr. Bryson is a graduate of Stanford University and Yale Law
School.  Age 61.

FRANCE A. CORDOVA
Chancellor, University of California, Riverside (since 2002); Vice Chancellor for Research, University of
California, Santa Barbara (1996-2002)
Dr. Cordova has been a Director of Edison International and SCE since 2004.  She is a Director of Belo
Corporation.  Dr. Cordova is a graduate of Stanford University and holds a Ph.D. in physics from the California
Institute of Technology.  Age 57.

ALAN J. FOHRER*
Chief Executive Officer of SCE (since 2003); Chairman of the Board and Chief Executive Officer of SCE (2002);
President and Chief Executive Officer of EME (2000-2001); Chairman of the Board of EME (1999); Executive Vice
President and Chief Financial Officer of Edison International (1996-2000)
Mr. Fohrer has been a Director of SCE since 2002.  He is a Director of Duratek, Inc.  Mr. Fohrer holds two degrees in civil engineering from the University of Southern California, and received his MBA degree from
California State University, Los Angeles.  Age 54.

BRADFORD M. FREEMAN
Founding Partner, Freeman Spogli & Co. (private investment company) (since 1983); Managing Director of Dean
Witter Reynolds, Inc. (brokerage firm) (1976-1983)
Mr. Freeman has been a Director of Edison International and SCE since 2002.  He is a Director of CB Richard Ellis
Group, Inc.  Mr. Freeman is a graduate of Stanford University, and holds an MBA degree from Harvard Business
School.  Age 63.

BRUCE KARATZ
Chairman and Chief Executive Officer of KB Home (homebuilding) (since 1993)
Mr. Karatz has been a Director of Edison International and SCE since 2002.  He is a Director of Avery Dennison
Corporation and Honeywell International, Inc.  Mr. Karatz is a graduate of The Blake School and Boston
University, and holds a Law degree from the University of Southern California.  Age 59.

LUIS G. NOGALES
Managing Partner of Nogales Investors and Managing Director of Nogales Investors, LLC (private equity investment companies) (since 2001 and 2002, respectively); President of Nogales Partners (a private equity investment company) (1990-2001); President of Univision (Spanish language television network) (1986-1988); Chairman and
Chief Executive Officer of United Press International (communications) (1983-1986)
Mr. Nogales has been a Director of Edison International and SCE since 1993.  He is a Director of Arbitron Inc., and KB Home.  Mr. Nogales is a graduate of San Diego State University and Stanford Law School.  Age 61.

RONALD L. OLSON
Partner of the law firm of Munger, Tolles and Olson (since 1970)
Mr. Olson has been a Director of Edison International and SCE since 1995.  He is a Director of Berkshire
Hathaway, Inc., City National Corporation, and The Washington Post Company.  Mr. Olson is a graduate of Drake
University and University of Michigan Law School and holds a Diploma in Law from Oxford University.  Age 63.

JAMES M. ROSSER
President of California State University, Los Angeles (since 1979)
Dr. Rosser has been a Director of SCE since 1985 and a Director of Edison International since 1988.  Dr. Rosser holds three degrees from Southern Illinois University.  Age 66.

----------------
*    Alan J. Fohrer is a nominee for Director of SCE only.

RICHARD T. SCHLOSBERG, III
Retired President and Chief Executive Officer of The David and Lucile Packard Foundation (private family foundation) (1999-January 2004); Publisher and Chief Executive Officer, Los Angeles Times (newspaper)
(1994-1997); Executive Vice President and Director, The Times Mirror Company (media communications) (1994-1997)
Mr. Schlosberg has been a Director of Edison International and SCE since 2002.  He is a Director of eBay Inc.
Mr. Schlosberg is a graduate of the United States Air Force Academy, and holds an MBA degree from Harvard Business
School.  Age 61.

ROBERT H. SMITH
Robert H. Smith Investments and Consulting (banking and financial-related consulting services) (since 2003);
Managing Director of Smith & Crowley, Inc. (merchant banking) (1992-2003); President and Chief Executive Officer of Security Pacific Corporation (1990-1992); President, Chief Executive Officer and Director of Security Pacific
National Bank (1987-1992)
Mr. Smith has been a Director of SCE since 1987, and a Director of Edison International since 1988.  He is a
Director of Commerce National Bank and Pacific Exchange Holdings, Inc.  Mr. Smith is a graduate of the University of Southern California and holds a Law degree from Van Norman University.  Age 69.

THOMAS C. SUTTON
Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company (since 1990)
Mr. Sutton has been a Director of Edison International and SCE since 1995.  He is Chairman of two funds in the
Pacific funds complex.  Mr. Sutton is a graduate of the University of Toronto.  Age 62.

                                   QUESTIONS AND ANSWERS ON CORPORATE GOVERNANCE

Q:   How are potential Director nominees identified and selected by the Boards to become nominees?

A:   It is the responsibility of the Edison International and SCE Nominating/Corporate Governance Committees to
     recommend Director candidates to their respective Boards.  The Committees are comprised of independent directors under the New York Stock Exchange rules.

     It is the policy of the Committees to consider Director candidates recommended to the Committees by shareholders.  For Committee consideration, shareholder suggestions for Director candidates must be submitted in writing to the Secretary of Edison International and/or SCE and include (i) the shareholder's name and address, as they appear on the corporation's books, or a written statement from the record holder of the shares (usually a broker or bank) showing the class and number of shares beneficially owned, (ii) the name, age, and business and residence addresses of the candidate, (iii) the principal occupation or employment of the candidate, (iv) the class and number of shares of Edison International and SCE beneficially owned by the candidate, (v) a written description of any direct or indirect business relationships or transactions within the last three years between Edison International and its subsidiaries and senior management, on the one hand, and the candidate and his or her affiliates and immediate family members, on the other hand, (vi) any other information concerning the nominee required under SEC rules to be in a proxy statement soliciting proxies for the election of the nominee, (vii) a consent signed by the candidate to serve as a Director if elected, and (viii) a written description, together with any supporting materials, of the qualifications, qualities and skills of the candidate that the shareholder deems appropriate to submit to the Committees to assist in

     their consideration of the candidate.  In identifying potential Director nominees, the Committees also consider suggestions made by the respective Companies' Board members and senior management.

     There are no differences in the manner in which the Committees evaluate a Director candidate based on whether the candidate is recommended by a shareholder.  After the Committees receive a recommendation for a potential Director nominee, the Committees consider the information provided to them from the source who recommended the candidate.  For the Committees to recommend a Director nominee, the candidate must at a minimum possess the qualifications, qualities and skills set forth in the Companies' respective Corporate
     Governance Guidelines, including:

o        A reputation for integrity, honesty and adherence to high ethical standards;

o        Experience in a generally recognized position of leadership; and

o        The demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company.

     The Committees also consider other factors and information in their evaluation of potential Director nominees, including the Boards' current need for additional members, the candidate's potential for increasing the Boards' range of business experience, desirable skills and diversity, the candidate's independence, and other factors the Committees deem appropriate.  If based on this preliminary evaluation the Committees determine to continue their consideration of a candidate, one or more members of the
     Committees, and others as determined by the Committees, interview the candidate.  After the interview, the
     Committees conduct any further research on the candidate that they deem appropriate.  The Committees then determine whether to recommend to the Companies' respective Boards that the candidate be a Director nominee.  The Companies' respective Boards consider the Committees' recommendations and determine whether to nominate any candidate for election.

Q:   How do the Edison International and SCE Boards determine which Directors are considered independent?

A:   Under the New York Stock Exchange listing standards, the Edison International Board is required to consist of at least a majority of independent Directors.  Under the Companies' Corporate Governance Guidelines, both
     Companies' Boards are required to consist of at least a majority of independent Directors.  The Guidelines include categorical standards to assist in determining whether each Director has a material relationship with the Companies that would cause the Director not to be independent.  Additionally, to be a member of a
     Board Committee required to be comprised of independent Directors, Directors may have to meet additional requirements to be considered independent.  The Companies' Corporate Governance Guidelines are posted on
     Edison International's Internet website at www.edisoninvestor.com and are available in print upon request from the Edison International or SCE Secretary.

     Under the Guidelines, no Director will be considered independent if he or she has a relationship with the
     Companies that would be deemed disqualifying under New York Stock Exchange listing standards for purposes of a determination of independence.  Directors who are not so disqualified from being independent will be determined by the Boards to be independent unless a Director otherwise has a material relationship with
     Edison International, SCE, or any of their subsidiaries.  The Boards have determined that the following relationships are not considered material for purposes of determining Directors' independence:

o        Discretionary charitable contributions by the Company to a tax exempt organization (including a non-profit educational or other institution) with which the Director or an immediate family member is
         (or was in the preceding three years) affiliated as an officer, director, trustee, or employee, or otherwise, if (a) the Company's total contributions to the organization in each of the organization's preceding three fiscal years were less than 1% of the organization's reported consolidated gross revenues in the applicable fiscal year (the Company's matching of employee contributions shall not be included in the amount of the Company's contributions for this purpose), and (b) the contributions did not result in any direct financial benefit to the Director or an immediate family member;

o        Payments made by the Company to an entity with which the Director or an immediate family member is (or was in the preceding three years) affiliated as a director, officer, employee, or otherwise, or payments received by the Company from such an entity, for property or services, if (a) the total amount of the payments made or received in each of the entity's preceding three fiscal years was less than 1% of the entity's reported consolidated gross revenues in the applicable fiscal year, (b) the payments did not result in a direct financial benefit to the Director or an immediate family member, and (c) the Director and any immediate family members do not (and did not in the preceding three years) directly or indirectly own, in the aggregate, more than 10% of the entity;

o        Indebtedness of the Company owed to, or indebtedness owed to the Company by, an entity with which the
         Director or an immediate family member is (or was in the preceding three years) affiliated as a director, officer, or employee, or otherwise, if (a) the total amount of indebtedness in each of the entity's preceding three fiscal years was less than 1% of the entity's reported consolidated gross assets at the end of the applicable fiscal year, and (b) the indebtedness does not result in any direct financial benefit to the Director or an immediate family member;

o        Direct or indirect ownership by the Director or an immediate family member (including ownership by an entity with which the Director or an immediate family member is affiliated as a director, officer, or employee, or otherwise) of equity securities of the Company;

o        Direct or indirect ownership by the Company of equity securities of an entity with which the Director or an immediate family member is (or was in the preceding three years) affiliated as a director, officer, or employee, or otherwise, if (a) the total amount of the entity's equity securities owned by the
         Company did not exceed 5% of the entity's outstanding equity securities at any time during the preceding three years, and (b) the Company's ownership of the equity securities does not result in any direct financial benefit to the Director or an immediate family member;

o        Gifts, perquisites, and other similar transactions between the Company and the Director or an immediate family member that did not provide an aggregate direct or indirect financial benefit or value of more than $5,000 to the Director and immediate family members in any of the preceding three calendar years;
         and

o        The Company's employment in a non-executive officer capacity of an immediate family member of the
         Director, if the direct compensation paid to the Director's immediate family member in each of the preceding three calendar years was $30,000 or less.

     For purposes of the categories of relationships described in the foregoing bullets:

o        "Company" means Edison International, SCE, and their consolidated subsidiaries;

o        "executive officer" has the same meaning specified for the term "officer" in Rule 16a-1(f) under the
         Securities Exchange Act of 1934; and

o        "immediate family member" of a Director means his or her spouse, parent, child, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and anyone (other than domestic employees) who shares the Director's home; provided, that an individual shall not be deemed an immediate family member if the individual is no longer related to a Director as a result of legal separation, divorce, death, or incapacitation.

     For relationships not prohibited by New York Stock Exchange rules and also not covered under the preceding categories of immaterial relationships, the determination of whether a relationship is material or not, and therefore whether a Director is independent or not, is made in good faith by the independent Directors.

Q:   Which Directors have the Edison International and SCE Boards determined are independent?

A:   The Boards have determined that Directors Cordova, Freeman, Karatz, Nogales, Schlosberg, Smith, and Sutton
     have no material relationships with the Companies and, therefore, are independent.  In connection with its review of business relationships between the Companies and its Directors, the Boards determined that the following relationships that do not fall within the pre-established categories of immaterial relationships are not material and do not impair the respective Directors' independence:

     o   Mr. Smith is a Director of Commerce National Bank, which opened for business in December 2003 and had assets of approximately $11.5 million at year-end 2003 and $60 million at year-end 2004, and common equity of approximately $11 million at year-end 2003, and $8 million at year-end 2004.  Mr. Smith and
         Mr. Craver, EME's Chairman of the Board, Chief Executive Officer and President and Edison Capital's Chief
         Executive Officer and Edison International's former Executive Vice President, Chief Financial Officer and Treasurer, have made investments in Commerce National Bank in the respective amounts of $250,000 and
         $150,000.  In concluding that the relationships among Messrs. Smith and Craver and Commerce National
         Bank are not material, the Boards considered the facts that neither Mr. Smith nor Mr. Craver is an executive officer of Commerce National Bank, Mr. Smith's and Mr. Craver's respective investments represent only slightly more than 2% and 1%, respectively, of the common equity of Commerce National
         Bank, and the investments represent a relatively small portion of the net worth of either Mr. Smith or
         Mr. Craver.

o        Mr. Sutton is a Director of The Irvine Company.  In its fiscal year ended June 30, 2002, The Irvine
         Company, which was one of SCE's twenty largest customers, made aggregate electricity payments to SCE slightly in excess of 1% of The Irvine Company's 2002 consolidated gross revenues.  In concluding the relationships among Mr. Sutton, The Irvine Company and SCE are not material, the Boards considered the fact that Mr. Sutton is not an employee of The Irvine Company, the payments made to the public utility
         SCE were for services at rates fixed in conformity by governmental authority, and the payments made to
         SCE were a small percentage of The Irvine Company's consolidated gross revenues.

o        Mr. Freeman purchased in 2004, and continues to hold, bonds issued by Edison International subsidiaries.  Interest on the bonds is paid at the same prescribed rates paid to all bondholders.  In concluding that this relationship is not material, the Boards considered the fact that the interest paid on the bonds is at a prescribed rate paid to other bondholders, and Mr. Freeman derives no extra or special benefit apart from the other bondholders.

     Except as otherwise described above, the relationships between the Companies and its independent Directors reviewed by the Boards met the pre-established categorical standards set by the Boards.

Q:   Is SCE subject to the same stock exchange listing standards regarding corporate governance matters as Edison
     International?

A:   No.  Edison International is listed on the New York Stock Exchange, and is subject to its listing standards on corporate governance and other matters.  SCE is listed on the American Stock Exchange.  However, the
     American Stock Exchange only requires certain listed issuers to comply with designated corporate governance standards for Board and Board Committee composition including director independence, the director nominations process, and the process to determine executive compensation.  SCE is a controlled company exempt from these rules because over 50% of its voting power is held by its parent company, Edison International.

Q:   How many times did the Companies' Boards meet in 2004 and who is the presiding Director for executive sessions of the non-employee Directors?

A:   During 2004, the Edison International Board and the SCE Board each met ten times.  During 2004, each current
     Director attended 75% or more of all Edison International and SCE Board and applicable Committees' and
     Subcommittees' meetings he or she was eligible to attend.  The Edison International Board also held four executive sessions of the non-employee Directors; the SCE Board held 3 executive sessions of the non-employee Directors, and one executive session of the then-independent Directors only.  The presiding
     Director for these sessions is designated by the non-employee Directors on an annual basis.  Dr. Rosser was designated as the presiding Director in May 2004 and served as the presiding Director for the sessions held from May 2004 until he resigned as presiding Director on February 1, 2005.  Mr. Smith was then designated as the presiding Director in February 2005.  A new presiding Director will be designated after the Annual
     Meeting.  The presiding Director's name is posted on Edison International's Internet website at
     www.edisoninvestor.com.

Q:   Do the Companies have a policy on attendance of Director nominees at annual shareholders' meetings?

A:   Director nominees are expected to attend annual meetings of the Companies' shareholders.  All 2004 Director nominees of the respective Companies attended the 2004 annual meeting.

Q:   How may I communicate with the Board?

A:   Shareholders may communicate with any individual Director including the presiding Director, with the
     Directors as a group, or with the non-employee Directors as a group.  To do so, you may call the Companies'
     hotline at 800-877-7089 and ask the hotline provider to transmit the communication directly to the individual Director or intended group of Directors.  You may also deliver your communication in writing addressed to the Director or to the intended group of Directors

     c/o Corporate Secretary, Edison International or SCE, 2244 Walnut Grove Avenue, Rosemead, California 91770.  All
     communications other than surveys and advertising and marketing materials will be forwarded directly to the individual Director or group of Directors, as applicable.

Q:   Does Edison International have a policy on shareholder rights plans?

A:   Yes.  On February 26, 2004, the Edison International Board adopted the following policy on shareholder rights plans:

     Edison International's existing shareholder rights plan, which expires by its terms on November 21, 2006, has been amended to provide that Edison International's Board of Directors will not cause the plan to be triggered (i.e., making the rights exercisable) without prior approval by Edison International's shareholders.  Edison International's Board of Directors will not extend the existing rights plan.  Also, the Edison International Board would seek prior shareholder approval of the adoption of any new shareholder rights plan unless, due to timing constraints or other reasons consistent with the fiduciary duties of
     Edison International's Board of Directors, a committee consisting solely of independent Directors determines that it would be in the best interests of Edison International's shareholders to adopt the plan before obtaining shareholder approval.  Any rights plan hereafter adopted by Edison International's Board of
     Directors without prior shareholder approval shall automatically terminate on the first anniversary of the adoption of the plan unless, prior to such anniversary, the plan shall have been approved by Edison
     International's shareholders.

                                        BOARD COMMITTEES AND SUBCOMMITTEES

     Edison International and SCE have standing Audit, Compensation and Executive Personnel, Executive, Finance,
and Nominating/Corporate Governance Committees.  Additionally, both Companies have subcommittees of the
Compensation and Executive Personnel Committee.  The Committees' charters are posted on Edison International's
Internet website at www.edisoninvestor.com and are available in print upon request from the Edison International or SCE Secretary.  The following table describes the Boards' committees and subcommittees.

              COMMITTEE                                                                                    NUMBER
           OR SUBCOMMITTEE                                                                                   OF
              NAME AND                                         COMMITTEE AND                              MEETINGS
           CURRENT MEMBERS                                SUBCOMMITTEE FUNCTIONS                           IN 2004
-----------------------------------------------------------------------------------------------------------------------

Audit Committees(1)                     o   Appoints the independent registered public                     Edison
     Thomas C. Sutton, Chair                accounting firm.                                           International:
     Bradford M. Freeman                                                                                      9
     Luis G. Nogales                    o   Assists the Boards in their oversight of 1) the
     Richard T. Schlosberg, III             integrity of financial statements, 2) systems of
     Robert H. Smith                        disclosure and internal control regarding finance,              SCE:
                                            accounting, legal compliance and ethics that                      8
                                            management and the Boards have established,
                                            3) compliance with legal and regulatory
                                            requirements, 4) the qualifications and
                                            independence of the independent registered public
                                            accounting firm retained for the purpose of preparing
                                            or issuing an audit report or performing other audit,
                                            review or attest services, and 5) the performance of the
                                            independent registered public accounting firm and of
                                            the internal audit function.

                                        o   Meets regularly with management, the independent
                                            registered public accounting firm, and the internal
                                            auditors to make inquiries regarding the manner in which
                                            the responsibilities of each are being discharged.

                                        o   Recommends to the Boards Audit Committee charter
                                            revisions and the inclusion of the year-end audited
                                            financial statements in the Annual Report on Form 10-K.

                                        o   Reviews with the independent registered public
                                            accounting firm the scope of audit and other engagements
                                            and the related fees, their independence, the adequacy
                                            of internal accounting controls, and the year-end
                                            audited financial statements.

                                        o   Produces annually a report on certain committee actions
                                            for the proxy statement.

--------------------
(1)  The respective Companies' Boards have determined that Mr. Sutton is a financial expert under SEC guidelines and is independent under the New York Stock Exchange listing standards.

              COMMITTEE                                                                                    NUMBER
           OR SUBCOMMITTEE                                                                                   OF
              NAME AND                                         COMMITTEE AND                              MEETINGS
           CURRENT MEMBERS                                SUBCOMMITTEE FUNCTIONS                           IN 2004
-----------------------------------------------------------------------------------------------------------------------

Compensation and                        o   Reviews the performance and sets the compensation              Edison
Executive Personnel                         of designated elected officers, including the              International:
Committees                                  Executive Officers.                                               4
     Robert H. Smith, Chair
     France A. Cordova                  o   Reviews Director compensation for consideration
     Bruce Karatz                           and action by the Boards.                                       SCE:
     Luis G. Nogales                                                                                          4
     Richard T. Schlosberg, III         o   Approves the design of executive and Director
     Thomas C. Sutton                       compensation programs, plans and arrangements.

                                        o   May elect designated officers and determine their
                                            compensation.

                                        o   Participates in executive succession planning and
                                            management development.

                                        o   Produces annually a report on executive compensation for
                                            the proxy statement.

                                        o   Has additional duties described in the "Compensation and
                                            Executive Personnel Committees' Report on Executive
                                            Compensation" below and in its charter.

              COMMITTEE                                                                                    NUMBER
           OR SUBCOMMITTEE                                                                                   OF
              NAME AND                                         COMMITTEE AND                              MEETINGS
           CURRENT MEMBERS                                SUBCOMMITTEE FUNCTIONS                           IN 2004
-----------------------------------------------------------------------------------------------------------------------

Executive Committees                    o   Has all the authority of the Boards between                    Edison
     Edison International                   meetings except to the extent limited by the               International:
     John E. Bryson, Chair                  California General Corporation Law.                               1
     Bruce Karatz
     Ronald L. Olson
     James M. Rosser                                                                                        SCE:
     Thomas C. Sutton                                                                                         2
     SCE
     John E. Bryson, Chair
     Alan J. Fohrer
     Bruce Karatz
     Ronald L. Olson
     James M. Rosser
     Thomas C. Sutton

Finance Committees                      o   Regularly reviews the financial structure of their             Edison
     Luis G. Nogales, Chair                 respective companies.                                      International:
     France A. Cordova                                                                                        3
     Bradford M. Freeman                o   The Edison International Finance Committee
     Ronald L. Olson                        reviews the financial planning process and                      SCE:
     James M. Rosser                        investment outlook for Edison International and its               3
                                            nonutility subsidiaries, and approves certain
                                            investments.

                                        o   The SCE Finance Committee reviews the five-year capital
                                            expenditure outlook, financing plans, total revenue
                                            requirements, and earnings trends of SCE, and approves
                                            certain capital projects.

              COMMITTEE                                                                                    NUMBER
           OR SUBCOMMITTEE                                                                                   OF
              NAME AND                                         COMMITTEE AND                              MEETINGS
           CURRENT MEMBERS                                SUBCOMMITTEE FUNCTIONS                           IN 2004
-----------------------------------------------------------------------------------------------------------------------

Nominating/Corporate                    o   Periodically consults with management, reviews                 Edison
Governance Committees (2)                   shareholder recommendations for Director                   International:
     Richard T. Schlosberg, III, Chair      nominees, and identifies and makes                                5
     Bradford M. Freeman                    recommendations regarding Board composition
     Bruce Karatz                           and selection of candidates for election.                       SCE:
     Robert H. Smith                                                                                          5
                                        o   Periodically reviews and recommends updates
                                            to the Corporate Governance Guidelines applicable
                                            to their respective companies.

                                        o   Advises the Boards with respect to corporate governance
                                            matters.

                                        o   Oversees the evaluation of the Boards and Committees.

Compensation and                        o   May elect designated officers and determine their              Edison
Executive Personnel                         compensation.                                              International/
Subcommittees                                                                                               SCE:
     Robert H. Smith, Chair             o   May handle certain substantive and administrative                0;
     At least one Compensation              tasks related to executive compensation.                     Took action
     and Executive Personnel                                                                               only by
     Committee member                                                                                     unanimous
     appointed by Committee                                                                            written consent
     Chair

----------------
(2)  Dr. Rosser resigned as a member and Chair from the Nominating/Corporate Governance Committees on February 1,
     2005.

                                               DIRECTOR COMPENSATION

     Directors who are employees of Edison International or SCE are not paid additional compensation for serving as Directors except as otherwise indicated below.

Fees

     During 2004, each non-employee Director was paid as follows:

     o   an annual Board retainer of $40,000,

     o   an annual retainer of $5,000 to Board Committee chairs, except for the Audit Committee chair who receives $10,000,

     o   an annual Executive Committee retainer of $2,000 to Executive Committee members,

     o   $1,500 for each Board meeting attended, including adjourned meetings,

     o   $1,500 for each Board Committee and Subcommittee meeting attended, including adjourned meetings, and

     o   $1,500 for any other business meetings attended as a Director.

     Non-employee Directors serve on both the Edison International Board and the SCE Board and the same
Committees and Subcommittees of each Board.  Non-employee Directors receive only one retainer and, if the meetings of the Boards or the same Committees and Subcommittees of each of the Companies are held concurrently or consecutively, they receive only one meeting fee.  Additionally, if meetings of different Committees and
Subcommittees of each of the Companies are held jointly, the non-employee Directors receive only one meeting fee.  It is the usual practice of Edison International and SCE that meetings of the Edison International and SCE
Boards are held together or consecutively and a single meeting fee is paid to each non-employee Director for each set of meetings.  Edison International and SCE Committee and Subcommittee meetings are similarly managed.  All
Directors are reimbursed for out-of-pocket expenses they incur serving as Directors.

Equity Compensation Plan

     Non-employee Directors of Edison International and SCE are granted the following awards annually under the
Edison International Equity Compensation Plan upon election or reelection to the Boards:

Upon initial election to the Boards:

     o   2,000 Edison International deferred stock units, and

     o   1,000 Edison International nonqualified stock options.

Upon reelection to the Boards:

     o   2,000 shares of Edison International Common Stock or deferred stock units, and

     o   1,000 Edison International nonqualified stock options.

     Directors serving on both Boards receive only one award per year.  Directors may choose in advance to receive the stock/deferred stock unit portion of the reelection award entirely in Edison International Common
Stock, entirely in deferred stock units or in any combination of the two.  The deferred stock units are credited to the Director's deferred compensation plan account.  Each stock unit represents the value of one share of
Edison International Common Stock.  The deferred stock units accrue dividend equivalents, if and when dividends are paid on Edison International Common Stock, that are converted to additional stock units under the plan.  The deferred stock units cannot be voted or sold.  The deferred stock units will be distributed in Edison
International Common Stock in a lump sum upon the Director's retirement from the Boards unless a request to receive distribution in the form of installments over 5, 10, or 15 years was previously submitted and approved.
Resignation prior to retirement will result in a lump sum payment in Edison International Common Stock.  Upon the
Director's death, any remaining deferred stock unit balance will be paid to the Director's beneficiary in a lump sum in Edison International Common Stock.

     Each Edison International nonqualified stock option awarded to Directors in 2004 may be exercised to purchase one share of Edison International Common Stock at an exercise price equal to $22.695, the fair market value of the underlying Common Stock on May 20, 2004, the date the stock option was granted.  The Director stock options and related dividend equivalents were fully vested upon grant.  Director stock options have a maximum ten-year term while the related dividend equivalents have a maximum term of five years.  The Director stock options are transferable to a spouse, child or grandchild.

     The stock options accrue dividend equivalents, if and when dividends are paid on Edison International Common
Stock, in an amount that would have been paid on the number of shares of Edison International Common Stock covered by the corresponding stock options.  Dividend equivalents are credited to an account established on behalf of the holder.  Dividend equivalents accumulate without interest.  The dividend equivalents will be paid in cash upon the earliest of (i) the request of the holder at any time during the four year period following the date of grant, regardless of whether the corresponding Edison International stock option is exercised,
(ii) exercise or termination of the corresponding Edison International stock option, or (iii) the fifth anniversary of the date of grant; however, due to the new legal requirements governing deferred compensation amounts effective January 1, 2005, dividend equivalents earned after December 31, 2004 are subject to limitations on distribution.  Upon payment or termination of the dividend equivalents, no further dividend equivalents will accrue as to the corresponding Edison International stock option, even if the stock option remains outstanding and exercisable.

     Upon termination of service as a Director after attaining age 65 or because of death or permanent and total disability, the Director stock options and related dividend equivalents may continue to be exercised pursuant to their original terms by the recipient or beneficiary.  If service as a Director is terminated for any other reason, the Director stock options are forfeited unless exercised within 180 days of the date of termination, or by the end of the original term if earlier, and any accrued dividend equivalents related to the stock options remaining unpaid on the termination date will be paid within 30 days of the date of exercise or forfeiture.

     Appropriate and proportionate adjustments may be made to outstanding Director stock options to reflect any impact resulting from various corporate events such as reorganizations and stock splits.  If Edison International is not the surviving corporation in such a reorganization, all Director stock options then outstanding will be cashed out unless provisions are made as part of the transaction to continue the Equity Compensation Plan or to assume or substitute stock options of the successor corporation with appropriate adjustments as to the number and price of the stock options.

     The Edison International Board administers the Equity Compensation Plan as to Director awards and has sole discretion to determine all terms and conditions of any award, subject to plan limits.  Edison International may substitute cash that is equivalent in value to the Director deferred stock units and/or stock options and, with the consent of the Director, may amend the terms of any award.  Edison International will substitute cash awards to the extent necessary to pay any government levies.

Deferred Compensation Plans

     Director Deferred Compensation Plan

     Non-employee Directors of Edison International and SCE are eligible to defer up to 100% of their Board compensation, including any retainers and any meeting fees, under the Edison International Director Deferred
Compensation Plan.  A grantor trust has been adopted to fund the deferred compensation liability.  Amounts may be deferred until a specified year, retirement, death or

discontinuance of service as a Director.  Amounts deferred accrue interest until paid to the Director.
Compensation deferred until a specified year is paid as a single lump sum.  Compensation deferred until retirement or death may be paid as a single lump sum, in monthly installments of 60, 120, or 180 months, or in a combination of a partial lump sum and installments.  Deferred compensation is paid as a single lump sum or in three annual installments upon any other discontinuance of service as a Director.  In addition to the cash compensation a Director may defer, the deferred stock units discussed above under the section entitled "Equity
Compensation Plan" are credited to the Director's account under this plan.  All amounts payable under this plan are treated as obligations of Edison International.

     1985 Deferred Compensation Plan

     SCE non-employee Directors were previously permitted to defer compensation earned from October 1, 1985, through December 31, 1989, under the terms of the SCE 1985 Deferred Compensation Plan for Directors.  No current compensation may be deferred under this plan.  Amounts deferred accrue interest until paid to the Director.  The amounts are deferred until the participant ceases to be a Director, dies or attains a predetermined age of at least 65, but not greater than 72.  The account may be paid in 10 or 15 equal annual installments or 120 or 180 equal monthly installments.  If a participant dies before payments have begun, his or her beneficiary will receive the account payments over the term elected by the participant.  In addition, the beneficiary will receive annual payments equal to 75% of the participant's total deferral commitment for ten years.  If a participant dies after payments have begun, the remainder of his or her account will continue to be paid to the beneficiary.
Following the completion of these payments, if the beneficiary is the surviving spouse, the person will be entitled to a five-year-certain life annuity equal to 50% of the payments the participant had been receiving.  If the beneficiary is someone other than a spouse, the payments will be made for five years only.  All amounts payable under this plan are treated as obligations of SCE.

Preferential Interest

     Preferential interest (interest considered under SEC rules to be at above-market rates) was credited during
2004 to the deferred compensation plan accounts of the following Directors:

                           --------------------------------- --------------------------
                                                                   Preferential
                                       Director                      Interest
                           --------------------------------- --------------------------
                           France A. Cordova                         $      339
                           --------------------------------- --------------------------
                           Bradford M. Freeman                       $    2,908
                           --------------------------------- --------------------------
                           Bruce Karatz                              $    2,606
                           --------------------------------- --------------------------
                           Ronald L. Olson                           $   10,683
                           --------------------------------- --------------------------
                           James M. Rosser                           $   46,622
                           --------------------------------- --------------------------
                           Richard T. Schlosberg, III                $    2,890
                           --------------------------------- --------------------------
                           Robert H. Smith                           $   12,696
                           --------------------------------- --------------------------
                           Thomas C. Sutton                          $    9,443
                           --------------------------------- --------------------------

Matching Gift Program

         Edison International has a matching gifts program that provides assistance to qualified public and private schools by matching dollar-for-dollar gifts of at least $25 up to a prescribed maximum amount per calendar year for the Edison International Companies' employees and all Directors on the Boards of Edison
International and SCE.  Effective November 18, 2004, Edison International increased the maximum aggregate matching director contributions from $5,000 to $10,000 per calendar year to qualified institutions.  An Edison International Director who is also an SCE Director will receive only one
$10,000 match per calendar year.  Aggregate matching contributions in the following amounts were made by Edison
International with respect to gifts made by the following Directors during 2004.

                           --------------------------------- --------------------------
                                       Director                 Matching Contribution
                           --------------------------------- --------------------------
                           John E. Bryson                            $   10,000
                           --------------------------------- --------------------------
                           France A. Cordova                         $    5,000
                           --------------------------------- --------------------------
                           Alan J. Fohrer                            $    2,500
                           --------------------------------- --------------------------
                           Bradford M. Freeman                       $   10,000
                           --------------------------------- --------------------------
                           Bruce Karatz                              $    5,000
                           --------------------------------- --------------------------
                           Luis G. Nogales                           $    3,600
                           --------------------------------- --------------------------
                           Ronald L. Olson                           $   10,000
                           --------------------------------- --------------------------
                           James M. Rosser                           $   10,000
                           --------------------------------- --------------------------
                           Richard T. Schlosberg, III                $   10,000
                           --------------------------------- --------------------------
                           Robert H. Smith                           $   10,000
                           --------------------------------- --------------------------
                           Thomas C. Sutton                          $    5,000
                           --------------------------------- --------------------------

                                STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows the number of shares of Edison International Common Stock beneficially owned as of
February 28, 2005, by the respective Directors of Edison International and SCE, the Executive Officers of Edison
International and SCE named in the Executive Compensation Summary Compensation Table below, and all Directors and
Executive Officers of each of Edison International and SCE as a group.  None of the persons included in the table beneficially owns any other equity securities of Edison International or SCE, or any subsidiary of either of them.  The table includes shares that can be acquired through April 29, 2005, through the payment of deferred stock units and the exercise of stock options.

  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
                                                                            Shares       Total Shares
  Name of                                   Deferred         Stock         of Common     Beneficially      Percent
  Beneficial Owner                       Stock Units(1)    Options(2)      Stock(3)        Owned(4)         of Class
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
  Directors and Executive Officers:
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      John E. Bryson(5)                           0         2.022,757        420,950        2,443,707         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      France A. Cordova                       2,046             1,000              0            3,046         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Alan J. Fohrer(5)                           0           549,362        105,553          654,915         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Bradford M. Freeman                     5,170             3,000        100,000          108,170         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Bruce Karatz                            5,170             3,000          3,300           11,470         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Luis G. Nogales                         4,929             3,000          4,706           12,635         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Ronald L. Olson                         4,929             3,000         30,146           38,075         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      James M. Rosser                         3,888                 0         10,100           13,988         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Richard T. Schlosberg, III              5,170             3,000          5,000           13,170         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Robert H. Smith                         4,929             3,000         20,123           28,052         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Thomas C. Sutton                        4,929             3,000         32,471           40,400         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
  Additional Executive Officers:
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Bryant C. Danner(5)                         0           778,792        102,663          881,455         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Theodore F. Craver, Jr.(5)                  0           520,720         84,389          605,109         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Robert G. Foster(5)                         0           250,953         19,412          270,365         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Harold B. Ray(5)                            0           317,394         38,633          356,027         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Mahvash Yazdi(5)                            0           148,628         37,064          185,692         *
   -------------------------------------- --------------- --------------- -------------- ---------------- -------------
  All Directors and Executive Officers       41,160         4,924,532      1,047,698        6,013,390       1.82%
  of Edison International as a group
  (17 individuals)
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
  All Directors and Executive Officers       41,160         4,390,088        946,456        5,377,704       1.63%
  of SCE as a group (22 individuals)
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------

*    The number of shares shown for each individual constitutes less than 1% of the outstanding shares of
Edison International Common Stock, as computed under SEC rules.

---------------
(1)  Includes deferred stock units granted to the non-employee Directors worth one share each payable upon the holder's death, retirement, or resignation.

(2)  Includes shares which can be acquired or paid on an accelerated basis due to retirement, death, disability, resignation, or involuntary termination of employment without cause.

(3)  Includes (i) shares held directly by the individual and/or in the name of a spouse, minor child, or certain other relatives, (ii) 401(k) Plan shares for which instructions not received from any plan participant may be voted by the Edison International stock fund investment manager as it chooses and (iii) shares held in family trusts, 401(k) plans and foundations.  Except as follows, each individual has sole voting and investment power:

     Shared voting and sole investment power:
     Mr. Bryson - 26,376; Mr. Fohrer - 27,396; Mr. Olson - 10,000; Dr. Rosser - 10,100; Mr. Smith - 6,900;
     Mr. Danner - 5,932; Mr. Craver - 84,389; Mr. Foster - 5,725; Mr. Ray - 1,485; Ms. Yazdi - 5,739; all Edison
     International Directors and Executive Officers as a group - 196,056; and all SCE Directors and Executive
     Officers as a group - 148,224.

     Shared voting and shared investment power:
     Mr. Bryson - 394,574; Mr. Fohrer - 77,085; Mr. Olson - 20,146 (includes 15,000 shares held in a foundation not deemed beneficially owned under Section 16 of the Securities Exchange Act of 1934); Mr. Smith - 5,223
     (includes 2,223 shares held in daughter's name with respect to which beneficial ownership is disclaimed);
     Mr. Sutton - 32,471; Mr. Danner - 96,731; Mr. Foster - 13,687; Mr. Ray - 37,148; Ms. Yazdi - 31,325; all
     Edison International Directors and Executive Officers as a group - 711,628; and all SCE Directors and
     Executive Officers as a group - 645,978 (group numbers include 15,000 shares held in a foundation not deemed beneficially owned under Section 16 of the Securities Exchange Act and 2,223 shares held in Mr. Smith's daughter's name with respect to which beneficial ownership is disclaimed).

(4)  Includes shares listed in three columns to the left.

(5)  Mr. Bryson is a Director and Executive Officer named in the Executive Compensation Summary Compensation
     Table below for both Edison International and SCE.  Mr. Fohrer is a Director of SCE only, but a named
     Executive Officer for both Edison International and SCE.  Messrs. Danner and Craver are named Executive
     Officers for Edison International only.  Mr. Foster is a named Executive Officer for both Edison
     International and SCE.  Mr. Ray and Ms. Yazdi are named Executive Officers for SCE only.

                              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Edison International and SCE Directors and certain officers, and persons who own more than 10% of a registered class of Edison International's or SCE's equity securities, are required to file electronically ownership reports and changes in ownership of such securities with the SEC.  Based on a review of the reports and written representations from the Directors and those officers, Edison International and SCE believe that no such persons failed to file on a timely basis the reports required by Section 16(a) during 2004.

                                      STOCK OWNERSHIP OF CERTAIN SHAREHOLDERS

     The following are the only shareholders known by Edison International or SCE to beneficially own more than
5% of any class of either Company's voting securities as of February 28, 2005, except as otherwise indicated:

  ---------------------------------- ----------------------------------------------- ------------------- -----------
                                                                                         Amount and
                                                                                         Nature of
                                                  Name and Address of                    Beneficial       Percent
       Title of Class of Stock                      Beneficial Owner                     Ownership        of Class
  ---------------------------------- ----------------------------------------------- ------------------- -----------

  Edison International               State Street Bank and Trust Company                38,885,994(1)      11.9%
     Common Stock                    225 Franklin Street
                                     Boston, Massachusetts 02110
  ---------------------------------- ----------------------------------------------- ------------------- -----------
  Edison International               Barclays Global Investors, N.A.                 29,303,561(2)         9.01%
     Common Stock                    45 Fremont Street
                                     San Francisco, California 94105

  ---------------------------------- ----------------------------------------------- ------------------- -----------
  SCE Common Stock                   Edison International                              434,888,104(3)       100%
                                     2244 Walnut Grove Avenue
                                     Rosemead, California 91770
  ---------------------------------- ----------------------------------------------- ------------------- -----------

---------------
(1)  This information is based on a Schedule 13G, dated February 22, 2005, filed with the SEC.  Acting in various fiduciary capacities, State Street reports that it has sole voting power over 9,931,015 shares, shared voting power over 28,954,979 shares and shared investment power over 38,885,994 shares, but disclaims beneficial ownership.  As of February 28, 2005, 29,292,777 shares, or 8.9% of the class, were held by State
     Street Bank and Trust Company as the 401(k) Plan Trustee.  401(k) Plan shares are voted in accordance with instructions given by participants, whether vested or not.  401(k) Plan shares for which instructions are not received may be voted by the Edison International stock fund investment manager as it chooses.

(2)  This information is based on a Schedule 13G, dated February 14, 2005, filed with the SEC.  Barclays Global
     Investors, N.A., reports that it beneficially owns 23,836,983 shares, or 7.32% of the class, and that it has sole voting power over 20,887,986 shares and sole investment power over 23,836,983 shares.  The remaining
     5,466,578 shares, or 1.69% of the class, are owned by other members of the Barclays group as reported on the
     Schedule 13G.  The Barclays shares reported on the Schedule 13G are held by Barclays in trust accounts for the economic benefit of the beneficiaries of those accounts.

(3)  Edison International became the holder of all issued and outstanding shares of SCE Common Stock on
     July 1, 1988, when it became the holding company of SCE.  Edison International has sole voting and investment power over these shares.

                                              EXECUTIVE COMPENSATION
                                           SUMMARY COMPENSATION TABLE(1)

     The following table presents information regarding compensation of the Chief Executive Officers ("CEO") of
Edison International and SCE, and the other four most highly compensated Executive Officers of Edison
International and SCE, for services rendered during 2002, 2003 and 2004.  These individuals are referred to as
"Named Officers" in this Joint Proxy Statement.

--------------------------------------- ----------------------------------- --------------------------------------- -----------

                                                                                    Long-Term Compensation
                                                                            --------------------------- -----------

                                               Annual Compensation                    Awards             Payouts
--------------------------------------- ----------------------------------- --------------------------- ----------- -----------
(a)                              (b)       (c)         (d)         (e)          (f)           (g)          (h)         (i)
------------------------------- ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------

                                                                  Other                   Securities                   All
                                                                  Annual    Restricted    Underlying                  Other
Name and                                                         Compen-       Stock       Options/        LTIP      Compen-
Principal Position(2)            Year     Salary      Bonus     sation(3)    Award(s)        SARs       Payouts(4)  sation(5)
                                           ($)         ($)         ($)          ($)           (#)          ($)         ($)
------------------------------- ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------

John E. Bryson, Chairman         2004    1,115,000   1,950,000     6,373        --           387,538     4,228,587   498,985
of the Board, President and      2003    1,065,000   1,700,000     5,491        --           330,124     3,102,351   736,524
CEO of Edison International      2002    1,020,000   1,000,000    10,562        --           265,291     1,338,731   564,619
and Chairman of the Board of
SCE
------------------------------- ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
Alan J. Fohrer,                  2004      595,500     655,000     6,488        --           128,634     1,634,808   202,598
CEO of SCE                       2003      575,000     817,000     5,568        --           102,246     1,239,282   190,004
                                 2002      552,000     550,000     8,220        --            90,038       518,418   123,653
------------------------------- ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
Bryant C. Danner, Executive      2004      544,000     620,000     6,103        --           107,349     1,046,234   260,042
Vice President and General       2003      526,000     713,000     3,869        --            94,003       811,693   180,419
Counsel of Edison                2002      505,000     400,000     7,137        --            82,803       306,672   122,494
International
------------------------------- ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
Theodore F. Craver, Jr.,         2004      545,000     763,000       697        --           116,165       943,930   138,775
Executive Vice President,        2003      520,000     692,000       661        --           102,246       739,204   124,435
Chief Financial Officer and      2002      475,000     400,000         0        --            76,372       260,917    52,353
Treasurer of Edison
International
------------------------------- ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
Harold B. Ray,                   2004      451,000     440,000     3,526        --            71,969       636,649    96,618
Executive Vice President         2003      437,000     540,000     3,416        --            63,116       546,133   944,593
of SCE                           2002      420,000     410,000     7,137        --            55,612       187,907    63,554
------------------------------- ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
Robert G. Foster,                2004      437,000     427,000     4,175        --            76,708       488,893    69,310
President of SCE                 2003      417,000     543,000     4,641        --            63,239       424,527    80,846
                                 2002      375,000     370,000    13,676        --            42,560       140,093    54,212
------------------------------- ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
Mahvash Yazdi, Senior Vice       2004      335,000     295,000     6,770        --            43,912       357,234    58,578
President & Chief Information    2003      295,700     310,000     1,708        --            32,031       331,169    53,781
Officer of Edison                2002      283,000     245,000    11,246        --            32,119       110,247    27,469
International
and SCE
------------------------------- ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------

---------------
(1)  For Edison International, the Named Officers for 2004 are John E. Bryson, Alan J. Fohrer, Bryant C. Danner,
     Theodore F. Craver, Jr., and Robert G. Foster.  For SCE, the Named Officers for 2004 are John E. Bryson,
     Alan J. Fohrer, Harold B. Ray, Robert G. Foster, and Mahvash Yazdi.

(2)  The principal positions shown are at December 31, 2004.  Effective January 1, 2005, Mr. Craver became the
     Chairman, President and Chief Executive Officer of EME, and the Chief Executive Officer of Edison Capital.

(3)  The amounts shown in column (e) include (i) perquisites if in total they exceed the lesser of $50,000 or 10%
     of annual salary plus annual incentive, and (ii) reimbursed taxes.

(4)  The amounts shown in column (h) for 2004 include (i) payment of the 2001 Edison International Performance
     Shares, and (ii) the value of the shares of Edison International Common Stock issued in payment of 25% of the deferred stock units awarded in 2001 pursuant to the Edison International Stock Option Retention
     Exchange Offer.

(5)  The amounts shown in column (i) for 2004 include plan contributions (contributions to the 401(k) Plan and a supplemental plan for eligible participants who are affected by 401(k) Plan participation limits imposed on higher paid individuals by federal tax law), preferential interest (that portion of interest that is considered under SEC rules to be at above-market rates) accrued on deferred compensation, vacation sale proceeds, survivor benefits, and disability benefits in the following amounts:

     -------------------------- ------------------ --------------- -------------- ------------- -------------
                                                                     Vacation
                                      Plan          Preferential       Sale         Survivor     Disability
                                  Contributions       Interest       Proceeds      Benefits*      Benefits
                                       ($)              ($)             ($)           ($)           ($)
     -------------------------- ------------------ --------------- -------------- ------------- -------------
     John E. Bryson                     88,754          291,317              0       118,673              0
     -------------------------- ------------------ --------------- -------------- ------------- -------------
     Alan J. Fohrer                     46,114           93,503              0        42,546         20,373
     -------------------------- ------------------ --------------- -------------- ------------- -------------
     Bryant C. Danner                   41,234           58,966              0       147,683         12,159
     -------------------------- ------------------ --------------- -------------- ------------- -------------
     Theodore F. Craver, Jr.            40,552           78,624              0        19,358              0
     -------------------------- ------------------ --------------- -------------- ------------- -------------
     Harold B. Ray                      33,309           18,652          8,675        35,949              0
     -------------------------- ------------------ --------------- -------------- ------------- -------------
     Robert G. Foster                   32,894           19,157              0        17,212              0
     -------------------------- ------------------ --------------- -------------- ------------- -------------
     Mahvash Yazdi                      22,766           27,110              0         8,586              0
     -------------------------- ------------------ --------------- -------------- ------------- -------------

-------------------
*    Includes the 2004 cost of survivor benefits under the Survivor Benefit Plan, Executive Deferred Compensation
     Plan, 1985 Deferred Compensation Plan, Survivor Income Continuation Plan, and Supplemental Survivor
     Income/Retirement Income Plan.

                                            OPTION / SAR GRANTS IN 2004

     The following table presents information regarding Edison International nonqualified stock options granted during 2004 to the Named Officers pursuant to the Edison International Equity Compensation Plan or 2000 Equity
Plan.  No SARs were granted to any participant during 2004.

  ------------------------------------------------------------------------------------------------- -----------------
                                                                                                       Grant Date
                                         Individual Grants                                               Value
  ------------------------------------------------------------------------------------------------- -----------------
 (a)                                  (b)               (c)             (d)             (e)              (f)
                                    Number of        % of Total
                                    Securities      Options/SARs                                         Grant
                                    Underlying       Granted to        Exercise                           Date
                                   Options/SARs       Employees        or Base        Expiration        Present
  Name                            Granted(1)(2)    in Fiscal Year       Price            Date           Value(3)
                                       (#)               (%)            ($/Sh)                            ($)
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------

  John E. Bryson                      387,538             9            21.8750        01/02/2014       2,550,000
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Alan J. Fohrer                      128,634             3            21.8750        01/02/2014         846,412
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Bryant C. Danner                    107,349             2            21.8750        01/02/2014         706,356
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Theodore F. Craver, Jr.             116,165             3            21.8750        01/02/2014         764,366
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Harold B. Ray                        71,969             2            21.8750        01/02/2014         473,556
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Robert G. Foster                     76,708             2            21.8750        01/02/2014         504,739
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Mahvash Yazdi                        43,912             1            21.8750        01/02/2014         288,941
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------

---------------
(1)  Seventy-five percent of each Named Officer's annual long-term incentive compensation for 2004 was awarded in the form of Edison International nonqualified stock options ("Stock Options") and dividend equivalents.  The remaining portion of the Named Officer's long-term incentive compensation for 2004 was awarded in the form of Edison International performance shares as set forth below in the table entitled "Long-Term Incentive
     Plan Awards in Last Fiscal Year."  Each Stock Option granted in 2004 may be exercised to purchase one share of Edison International Common Stock at an exercise price equal to the fair market value of the underlying
     Common Stock on the date the Stock Option was granted.  Edison International will substitute cash awards to the extent necessary to pay required tax withholding or any governmental levies.

(2)  The Stock Options and dividend equivalents are subject to a four-year vesting period with one-fourth of the total award vesting and becoming exercisable on January 2, 2005, January 2, 2006, January 2, 2007 and
     January 2, 2008.  The awards of Messrs. Bryson, Fohrer and Danner are transferable to a spouse, child or grandchild.  If an award holder terminates employment after attaining age 65, after attaining age 55 with five years of service during the vesting period, or after such earlier date that qualifies the holder for retirement under any company retirement plan, the Stock Options will continue to vest as scheduled and be exercisable for the full original term.  If an award holder terminates employment because of death or permanent and total disability during the vesting period, all unvested Stock Options and dividend equivalents vest and may be exercised pursuant to their original terms by the recipient or beneficiary.  If an award holder is terminated involuntarily not for cause, one additional year of vesting credit will be applied and the Stock Options and dividend equivalents will vest on a pro rata basis.  If the reward holder is not retirement-eligible, he or she will then have one year to exercise the vested Stock Options before they are forfeited, or until the end of the original term if earlier, and the dividend equivalents will be paid on the earlier of the date the option is exercised, January 2, 2009, or one year after the employment termination date.  If employment is terminated other than as described above, unvested Stock Options and dividend equivalents are forfeited.  Stock

     Options which had vested as of the prior anniversary date of the grant are also forfeited unless exercised within
     180 days of the date of termination and vested divided equivalents will be paid within 30 days of the date of exercise or forfeiture.

     Dividend equivalents in the amount of dividends that would have been paid on the number of shares of Common
     Stock covered by the corresponding Stock Option will be credited to an account established on behalf of the holder to the extent dividends are paid on Edison International Common Stock during the first five years of the Stock Option term.  Dividend equivalents accumulate without interest.  Once vested, the Dividend
     Equivalents will be paid in cash upon the earliest of (i) the request of the holder at any time prior to
     January 2, 2008, regardless of whether the corresponding Stock Option is exercised, (ii) the exercise or termination of the corresponding Stock Option, (iii) the employment termination payment date described above, or (iv) January 2, 2009; however, due to the new legal requirements governing deferred compensation amounts effective January 1, 2005, dividend equivalents not earned and vested as of December 31, 2004 are subject to limitations on distribution.  Upon payment or termination of the dividend equivalents, no further dividend equivalents will accrue as to the corresponding Stock Option, even if the Stock Option remains outstanding and exercisable.

     Appropriate and proportionate adjustments may be made by the Edison International Compensation and Executive
     Personnel Committee to outstanding Stock Options and dividend equivalents to reflect any impact resulting from various corporate events such as reorganizations and stock splits.  If Edison International is not the surviving corporation in such a reorganization, all Stock Options and dividend equivalents then outstanding will vest and be exercisable for a period of two years if Edison International Common Stock remains outstanding, or until the end of their respective terms if earlier.  If Edison International Common Stock does not remain outstanding, and the Stock Options and dividend equivalents are not replaced by new owners, cash payouts for unexercised Stock Options and dividend equivalents will occur.

     The Edison International Compensation and Executive Personnel Committee administers the Equity Compensation
     Plan and 2000 Equity Plan as to the Named Officers and has sole discretion to determine all terms and conditions of any award, subject to plan limits.  It may substitute cash that is equivalent in value to the
     Stock Options and dividend equivalents and, with the consent of the executive, may amend the terms of any award agreement, including the post-termination term, and the vesting schedule.

(3)  The grant date value of each Stock Option awarded in 2004 to the Named Officers was calculated to be $6.58 per option share using the Black-Scholes stock option pricing model.  In making this calculation, it was assumed that the exercise period was 10 years, the volatility rate was 21.58%, the risk-free rate of return was 3.96%, the average dividend yield was 3.66% and the stock price and exercise price were $21.8750.

                                     AGGREGATED OPTION / SAR EXERCISES IN 2004
                                          AND FY-END OPTION / SAR VALUES

     The following table presents information regarding the exercise of Stock Options during 2004 by any of the
Named Officers, and regarding unexercised Stock Options held at year-end 2004 by any of the Named Officers.  No
SARs were exercised during 2004 or held at year-end 2004 by any of the Named Officers.

   ------------------------- -------------- ----------------- ------------------------- -------------------------
                (a)               (b)             (c)                   (d)                       (e)
   ------------------------- -------------- ----------------- ------------------------- -------------------------
                                                                Number of Securities            Value of
                                                                     Underlying               Unexercised
                                                                    Unexercised               In-the-Money
                                                                   Options / SARs          Options / SARs at
                                Shares                               at FY-End(1)              FY-End(1) (2)
                               Acquired          Value                  (#)                       ($)
                                                              ------------------------- -------------------------
                              on Exercise       Realized           Exercisable /             Exercisable /
   Name                           (#)             ($)              Unexercisable             Unexercisable
   ------------------------- -------------- ----------------- ------------------------- -------------------------

   John E. Bryson                172,200       3,428,549           895,977/767,776        8,577,041/10,587,776
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   Alan J. Fohrer                119,200       1,150,019           198,381/250,337         1,641,743/3,418,998
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   Bryant C. Danner               40,000         667,168           416,903/269,252         4,336,161/3,631,054
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   Theodore F. Craver, Jr.             0               0           184,048/231,035         1,907,349/3,201,462
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   Harold B. Ray                  83,585         622,752           117,500/147,112           497,075/2,035,236
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   Robert G. Foster               65,880         631,242            94,410/145,417           644,660/1,998,349
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   Mahvash Yazdi                  54,660         386,177             60,008/83,994           376,013/1,133,805
   ------------------------- -------------- ----------------- ------------------------- -------------------------

---------------
(1)  Each Stock Option may be exercised for one share of Edison International Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the date the option was granted.  Dividend equivalents on outstanding Stock Options issued prior to 2000 and after 2002 accrue to the extent dividends are declared on Edison International Common Stock.  The dividend equivalents awarded prior to 2000 are subject to reduction unless certain performance criteria are met.  The option terms for current year awards are discussed in footnote (2) in the table above entitled "Option/SAR Grants in 2004."

(2)  Stock Options are treated as "in-the-money" if the fair market value of the underlying stock at year-end
     2004 exceeded the exercise price of the Stock Options.  The dollar amounts shown for the Stock Options are the differences between (i) the fair market value of the Edison International Common Stock underlying all unexercised "in-the-money" options at year-end 2004 and (ii) the exercise prices of those Stock Options.

     The aggregate value at year-end 2004 of all accrued dividend equivalents for the Named Officers was:

                          --------------------------------- -----------------------------
                                                                       $ / $
                                                            Exercisable / Unexercisable
                          --------------------------------- -----------------------------
                          John E. Bryson                         1,542,438/666,888
                         --------------------------------- ------------------------------
                          Alan J. Fohrer                            26,840/215,584
                          --------------------------------- -----------------------------
                          Bryant C. Danner                         451,168/186,744
                          --------------------------------- -----------------------------
                          Theodore F. Craver, Jr.                  254,913/202,491
                          --------------------------------- -----------------------------
                          Harold B. Ray                                  0/125,271
                          --------------------------------- -----------------------------
                          Robert G. Foster                          16,601/130,344
                          --------------------------------- -----------------------------
                          Mahvash Yazdi                               8,408/71,332
                          --------------------------------- -----------------------------

                                             LONG-TERM INCENTIVE PLAN
                                            AWARDS IN LAST FISCAL YEAR

     The following table presents information regarding Edison International performance shares granted during
2004 to the Named Officers.

  ---------------------------- ------------------- ------------------- ------------------------------------------
                                                                            Estimated Future Payouts Under
                                                                            Non-Stock Price-Based Plans(2)
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  (a)                                 (b)                 (c)              (d)           (e)            (f)
                                                      Performance
                                   Number of        or Other Period
                                    Shares,              Until
                                 Units or Other        Maturation
  Name                               Rights(1)         Or Payout        Threshold       Target        Maximum
                                      (#)                                  (#)           (#)            (#)
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  John E. Bryson                     38,858             3 years             9,715        38,858       116,574
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Alan J. Fohrer                     12,898             3 years             3,225        12,898        38,694
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Bryant C. Danner                   10,764             3 years             2,691        10,764        32,292
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Theodore F. Craver, Jr.            11,648             3 years             2,912        11,648        34,944
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Harold B. Ray                       7,216             3 years             1,804         7,216        21,648
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Robert G. Foster                    7,692             3 years             1,923         7,692        23,076
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Mahvash Yazdi                       4,403             3 years             1,101         4,403        13,209
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------

---------------
(1)  Twenty-five percent of each Named Officer's annual long-term incentive compensation for 2004 was awarded in the form of Edison International performance shares ("Performance Shares").  The remaining portion of the
     Named Officer's long-term incentive compensation for 2004 was awarded in the form of Stock Options and dividend equivalents as set forth above in the table entitled "Option/SAR Grants in 2004."

     Performance Shares are stock-based units with each unit worth one share of Edison International Common
     Stock, payment of which is subject to a three-year performance measure based on the percentile ranking of
     Edison International total shareholder return ("TSR") compared to the TSR for each stock comprising the
     Philadelphia Utility Index, adjusted to delete AES Corporation and to add

     Sempra Energy.  A target number of contingent Performance Shares was awarded.  Dividend equivalents included with these grants are described below.  The Performance Shares cannot be voted or sold.  One-half of any earned
     Performance Shares will be paid in Edison International Common Stock under the Equity Compensation Plan, and one-half will be paid in cash equal to the value of such stock outside of the plan.  The payment will be based on the average of the New York Stock Exchange high and low prices of Edison International Common Stock on December 31, 2006, if the Named Officer remains employed by the Companies on that date.  In the event of employment separation due to retirement, death, disability, or involuntary severance without cause, pro rata payments will be made on or after December 31, 2006.  No payment will be made in the event of any other separation of employment.  The Performance Shares are not transferable, but a beneficiary may be designated in the event of death.  Edison International will substitute cash awards to the extent necessary to pay required tax withholding or any government levies, and has reserved the right to substitute cash awards substantially equivalent in value to the Performance Shares.

     Dividend equivalents in the amount of dividends that would have been paid on the number of shares of Common
     Stock covered by the corresponding target number of Performance Shares will be credited to an account established on behalf of the holder to the extent dividends are paid on Edison International Common Stock.
     The dividend equivalents accumulate without interest and will be paid in cash following the end of the performance period when the Performance Shares are paid.  The dividend equivalents paid will be adjusted upward or downward at the time of payment to correlate with the actual number of Performance Shares paid based on the Edison International TSR percentile ranking.

     Appropriate and proportionate adjustments may be made by the Edison International Compensation and Executive
     Personnel Committee to outstanding Performance Shares to reflect any impact resulting from various corporate events such as reorganizations and stock splits.  If Edison International is not the surviving corporation in such a reorganization, Performance Shares then outstanding will vest and be paid in cash at the greater of the value of the target number of Performance Shares or the value of shares that would have been paid if the performance period ended on that date based on actual performance.

(2)  The amounts shown in columns (d), (e), and (f) represent the number of shares of Edison International Common
     Stock payable half in stock and half in cash for the specified levels of Edison International TSR performance.  The Edison International TSR ranking must be at the 40th percentile to achieve the threshold payment indicated in Column (d), which is 25 percent of the target number of shares.  The target number shown in Column (e) will be paid if the Edison International TSR rank is at the 50th percentile.  If the
     Edison International TSR percentile ranking is at the 90th percentile or higher, the maximum payment will be earned, which is three times the target amount.  Amounts in between these TSR performance percentiles are interpolated on a straight-line basis.  The amounts shown do not include dividend equivalents.

                                               PENSION PLAN TABLE(1)

     The following table presents estimated gross annual benefits(2) payable upon retirement at age 65 to the
Named Officers in the remuneration and years of service classifications indicated.

  ----------------- -----------------------------------------------------------------------------------------------
                                                           Years of Service
                   ----------- ------------ ------------ -------------- ------------- ------------- --------------
       Annual
    Remuneration        10          15           20            25             30            35            40
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------

       200,000        50,000       67,500       85,000        102,500       120,000       130,000        140,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
       400,000       100,000      135,000      170,000        205,000       240,000       260,000        280,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
       600,000       150,000      202,500      255,000        307,500       360,000       390,000        420,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
       800,000       200,000      270,000      340,000        410,000       480,000       520,000        560,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,000,000       250,000      337,500      425,000        512,500       600,000       650,000        700,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,200,000       300,000      405,000      510,000        615,000       720,000       780,000        840,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,400,000       350,000      472,500      595,000        717,500       840,000       910,000        980,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,600,000       400,000      540,000      680,000        820,000       960,000     1,040,000      1,120,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,800,000       450,000      607,500      765,000        922,500     1,080,000     1,170,000      1,260,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,000,000       500,000      675,000      850,000      1,025,000     1,200,000     1,300,000      1,400,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,200,000       550,000      742,500      935,000      1,127,500     1,320,000     1,430,000      1,540,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,400,000       600,000      810,000    1,020,000      1,230,000     1,440,000     1,560,000      1,680,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,600,000       650,000      877,500    1,105,000      1,332,500     1,560,000     1,690,000      1,820,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,800,000       700,000      945,000    1,190,000      1,435,000     1,680,000     1,820,000      1,960,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     3,000,000       750,000    1,012,500    1,275,000      1,537,500     1,800,000     1,950,000      2,100,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     3,200,000       800,000    1,080,000    1,360,000      1,640,000     1,920,000     2,080,000      2,240,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     3,400,000       850,000    1,147,500    1,445,000      1,742,500     2,040,000     2,210,000      2,380,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------

---------------
(1)  The annual pension benefit estimates are based on the terms of the SCE Retirement Plan, a qualified defined benefit employee retirement plan, and the SCE Executive Retirement Plan, a nonqualified supplemental executive retirement plan, with the following assumptions:  (i) SCE's qualified retirement plan will be maintained, (ii) optional forms of payment which reduce benefit amounts have not been selected, and (iii)
     any benefits in excess of limits contained in the Internal Revenue Code of 1986 and any incremental benefits not included in the qualified retirement plan will be paid out of the Executive Retirement Plan or an excess benefit plan as unsecured obligations of Edison International or the participating affiliate.  For purposes of the Executive Retirement Plan, as of December 31, 2004, Mr. Bryson had completed 20 years of service,
     Mr. Fohrer - 31 years, Mr. Danner - 22 years, Mr. Craver - 8 years, Mr. Foster - 20 years, Mr. Ray -
     34 years, and Ms. Yazdi - 8 years.

(2)  The retirement benefit of the Named Officers at age 65 is determined by a percentage of the executive's highest 36 months of salary and annual incentive prior to attaining age 65.  Compensation used to calculate combined benefits under the plans is based on salary and bonus (excluding special recognition awards) as reported in the table above entitled "Summary Compensation Table."

     The service percentage is based on 1 3/4% per year for the first 30 years of service (52 1/2% upon completion of
     30 years of service) and 1% for each year in excess of 30.  The Named Officers receive an additional service percentage of3/4% per year for the first ten years of service (7 1/2% upon completion of ten years of service).  The actual benefit is offset by up to 40% of the executive's primary Social Security benefits.

     The normal form of benefit is a life annuity with a 50% survivor benefit following the death of the participant.  Retirement benefits are reduced for retirement prior to age 61.  The amounts shown in the
     Pension Plan Table above do not reflect reductions in retirement benefits due to the Social Security offset or early retirement.

     Messrs. Fohrer and Danner have elected to retain coverage under a prior benefit program.  This program provided, among other benefits, the post-retirement benefits discussed in the following section.  The retirement benefits provided under the prior program are less than the benefits shown in the Pension Plan
     Table in that they do not include the additional 7 1/2% service percentage.  To determine these reduced benefits, multiply the dollar amounts shown in each column by the following factors:  10 years of service -
     70%, 15 years - 78%, 20 years - 82%, 25 years - 85%, 30 years - 88%, 35 years - 88%, and 40 years - 89%.

                                             OTHER RETIREMENT BENEFITS

     Additional post-retirement benefits are provided pursuant to the Survivor Income Continuation Plan and the
Survivor Income/Retirement Income Plan under the Executive Supplemental Benefit Program.  For purposes of determining the estimated annual benefits payable under these plans upon retirement at normal retirement age for each of the Named Officers, which is dependent upon final compensation, the highest compensation level in the
Pension Plan Table above ($3,400,000) has been used in the examples which follow.

     The Survivor Income Continuation Plan provides a post-retirement survivor benefit payable to the beneficiary of the participant following his or her death.  The benefit is approximately 19.4% of final compensation (salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement)
payable for ten years certain.  If a Named Officer's final annual compensation were $3,400,000, the beneficiary's estimated annual survivor benefit would be $659,000.  Messrs. Fohrer and Danner have elected coverage under this plan.

     The Supplemental Survivor Income/Retirement Income Plan provides a post-retirement survivor benefit payable to the beneficiary of the Named Officer following his or her death.  The benefit is 25% of final compensation
(salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement) payable for ten years certain.  At retirement, a Named Officer has the right to elect the retirement income benefit in lieu of the survivor income benefit.  The retirement income benefit is 10% of final compensation (salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement) payable to the participant for ten years certain immediately following retirement.  If a
Named Officer's final annual compensation were $3,400,000, the beneficiary's estimated annual survivor benefit would be $850,000.  If a Named Officer were to elect the retirement income benefit in lieu of the survivor income benefit and had final annual compensation of $3,400,000, the Named Officer's estimated annual benefit would be
$340,000.  Messrs. Fohrer and Danner have elected coverage under this plan.

     The 1985 Deferred Compensation Plan provides a post-retirement survivor benefit.  This plan allowed eligible participants in September 1985 to voluntarily elect to defer until retirement a portion of annual salary and annual incentives otherwise earned and payable for the period October 1985 through January 1990.  Messrs. Bryson and Ray participate in this plan.  The post-retirement survivor benefit is 50% of the annual amount the participant had been receiving from the plan.  Survivor benefit payments begin following completion of the deferred compensation payments.  If the named beneficiary is the executive's spouse, then survivor benefits are paid as a life annuity, five years certain.  The benefit amount will be reduced actuarially if the spouse is more than five years younger than the executive at the time of the executive's death.  If the beneficiary is not the spouse, then benefits are paid for five years only.  The annual amounts that would be payable to the surviving beneficiaries of Messrs. Bryson and Ray if each retired at age 65 are projected to be approximately $522,174 and
$30,212, respectively.

     Mr. Bryson is entitled to benefits accrued under the Retirement Plan for Directors before it was terminated in 1997.  He will be entitled to an annual retirement benefit in the amount of the annual retainer for the number of years he served on the Boards prior to 1998 (and meeting fees for years prior to 1996).  Mr. Bryson will receive $11,688 per quarter for eight years following his retirement from the Boards.

                                             EMPLOYMENT CONTRACTS AND
                                      TERMINATION OF EMPLOYMENT ARRANGEMENTS

Severance and Change in Control Arrangements

     Edison International provides severance benefits and change in control benefits to certain key employees, including all of the Named Officers, under the Edison International Executive Severance Plan (the "Severance
Plan").

     Under the Severance Plan, an eligible executive is generally entitled to severance benefits if his or her employment is terminated by his or her employer without cause and other than due to the executive's disability.

     Severance benefits generally include: (1) cash severance benefits consisting of an amount equal to a year's base salary, an amount equal to a year's target bonus, and an amount equal to a pro rata portion of the executive's target bonus for the portion of the calendar year employed prior to severance,  (2) an additional year of service credit and an additional year of age credit for the purposes of calculating the executive's pension benefit under the Executive Retirement Plan, and (3) an additional year of vesting of stock options and dividend equivalents, performance shares and deferred stock units, and certain additional benefits.

     Alternatively, a participating executive is generally entitled to enhanced severance benefits if, within a period that starts six months before and ends two years after an event that is deemed a "Change in Control" of
Edison International, the executive's employment is terminated by the employer for any reason other than cause or disability or by the executive for good reason, Edison International or any successor breaches any provision of the Severance Plan, or a successor fails or refuses to assume Edison International's obligations under the
Severance Plan.  These enhanced severance benefits generally consist of full vesting of stock options and dividend equivalents, performance shares and deferred stock units in addition to the severance benefits described above.  If the executive is the Chief Executive Officer of Edison International, SCE, Edison Mission Energy or
Edison Capital or the General Counsel or Chief Financial Officer of Edison International within the twelve months preceding his termination date, then the severance benefits are subject to further enhancement, and generally consist of  a cash

severance benefit amounting to three years' worth of base salary and target bonus, the prorated target bonus for the year in which termination occurs, three years of service and age credit under the Executive Retirement Plan, and enhancements to certain additional benefits.  If the executive is a senior vice president or higher-ranking officer of Edison International, SCE, Edison Mission Energy or Edison Capital, but not one of the officers listed above, the enhancement to the severance benefits generally includes a cash severance benefit amounting to two years' worth of base salary and target bonus, the prorated target bonus for the year in which termination occurs, two years of service and age credit under the Executive Retirement Plan, and enhancements to certain additional benefits.

     The Severance Plan also provides that if, following a Change in Control, excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended apply to payments made under the Severance Plan or other plans or agreements, the executive will be entitled to receive an additional payment (net of income, employment and excise taxes) to compensate the executive for any excise tax imposed.

     Bryant C. Danner.  Mr. Danner executed an employment agreement when he joined Edison International and SCE as Senior Vice President and General Counsel in 1992.  After completing three years of service, he was credited with ten additional years of service with Edison International and SCE for purposes of determining benefits under the Executive Retirement Plan.  The agreement specified his initial annual and long-term incentive awards, a severance provision if his employment was terminated within three years of his hire date and assurance of health care coverage through age 65.  Mr. Danner is now 67, and resigned his SCE positions effective January 1, 2001.
He will retire from Edison International effective June 30, 2005.

     Mahvash Yazdi.  Ms. Yazdi executed an employment agreement when she joined Edison International and SCE as
Vice President and Chief Information Officer in 1997.  The agreement specified her annual and long-term incentive awards for 1997, a hiring bonus, a vacation allowance, an automobile allowance, and a severance provision if her employment were terminated within two years of her hire date.  In addition, Ms. Yazdi's account under the
Executive Deferred Compensation Plan was credited with $200,000 vesting over five years to offset benefits she forfeited at a prior employer.  The final 20% of that award vested during 2002.

                                 COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                                        REPORT ON EXECUTIVE COMPENSATION(1)

     The Edison International and SCE Compensation and Executive Personnel Committees are each composed of the same non-employee directors named at the end of this report.  The Committees have responsibility for all executive compensation programs of the Companies and met jointly to consider executive compensation matters for
2004.

-----------------
(1)  SEC filings sometimes "incorporate information by reference."  This means the filing company is referring you to information that has previously been filed with the SEC, and that the information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933 or the Securities
     Exchange Act.

     The Edison International Committee determines salaries and annual incentives for Edison International officers.  The SCE Committee determines salaries and annual incentives for SCE officers.  The salaries and annual incentives of the senior officers of the other Edison International subsidiaries are determined by their respective boards of directors subject to review and approval by the Edison International Committee to ensure consistency with overall Edison International compensation policies.  In addition, the Edison International
Committee administers the Equity Compensation Plan and the 2000 Equity Plan pursuant to which long-term incentives were awarded in 2004.

Compensation Policies

     The executive compensation programs of Edison International, SCE and the other subsidiaries are intended to achieve three fundamental objectives:  (1) attract and retain qualified executives; (2) motivate performance to achieve specific strategic and operating objectives of the Companies; and (3) align the interests of senior management with the long-term interests of the Companies' shareholders and for SCE, its ratepayers.  At present, the basic components of the Companies' executive compensation program are base salaries, annual incentives, and long-term incentives.  The Companies also provide broad-based employee benefit plans and certain other executive benefit plans.

     Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to their chief executive officers and the four other most highly compensated executive officers unless certain tests are met.  The Committees' general intent is to design and administer the Edison International and SCE compensation programs in a manner that will preserve the deductibility of compensation payments to Executive Officers.  However, this goal is secondary in importance to achievement of the Companies' compensation objectives discussed above.  The Committees believe that the potential increased tax liability is of insufficient magnitude to warrant alteration of the present compensation system which is achieving the desired compensation objectives while retaining the flexibility of the Committees to exercise judgment in assessing an executive's performance.

Stock Ownership Guidelines

     To underscore the importance of linking executive and shareholder interests, the Committees have adopted stock ownership guidelines for certain executives, depending upon their compensation grade level.  The guidelines require executives who are senior vice presidents or above to own from two to five times their annual salary in the form of Edison International Common Stock (or equivalents).  Executives subject to the guidelines are expected to achieve the ownership target within five years from the date they became subject to the guidelines.
Edison International Common Stock owned outright, shares held in the 401(k) Plan, deferred stock units and earned performance shares are included in determining compliance with the guidelines.  Shares that executives have the right to acquire through the exercise of stock options are not included in the calculation of stock ownership for guideline purposes.

2004 Compensation Objectives

     The Committees base their compensation actions in part on data gathered through independent surveys of peer group companies.  Independent compensation consultants are retained to annually review and identify the appropriate comparison companies and to obtain and evaluate current executive compensation data for Edison
International, SCE and the other subsidiaries of Edison International.  The Committees selected the Philadelphia
Utility Index minus AES Corporation plus Sempra Energy for Edison International and SCE compensation comparisons for 2004.  This peer group is the same group of companies used last year.  AES Corporation is deleted from the index because its mix of business

revenues differs significantly from that of Edison International and the other companies in the group and Sempra
Energy was added due to its California nexus.  Although the peer group differs from the Dow Jones U.S.
Electricity Index depicted in the Stock Performance Graph below, all of the companies comprising the peer group are included in the index, and the Committees believe the constitution of the peer group provides relevant comparative compensation data for Edison International and SCE.  A compensation consultant reviews the data, along with position-specific survey information collated from a variety of more general sources, to develop a recommended structure of salary ranges, short-term incentive targets, and long-term incentive targets.  Selecting peer groups for the other subsidiaries was accomplished by a similar process geared to identify appropriate comparison companies in their respective industries.

     The Committees' strategy for 2004 compensation planning was established in December 2003 to generally target fixed compensation (salary and benefits) for Edison International, SCE and the other subsidiaries at the median level of their respective peer groups.  Target annual incentive and long-term incentive opportunities were also set at the median level of the peer groups, with maximum annual incentive opportunities of 200% of target levels for significant performance exceeding target levels.  The Committees may approve compensation above and below established targets in individual cases as deemed appropriate in their discretion.

Base Salaries

     The Committees reviewed the base salaries for Mr. Bryson, Mr. Fohrer and the other Executive Officers at the end of 2003 to set salaries for 2004.  After a thorough review of performance against pre-established objectives, the Committees determined that Edison International had an outstanding year in 2003.  The factors considered by the Committees in setting the 2004 salaries of Mr. Bryson and Mr. Fohrer were the relationship of their compensation to the average compensation of the other chief executive officers of the peer group of companies, and the Committees' judgment of Mr. Bryson's performance as CEO of Edison International and Mr. Fohrer's performance as CEO of SCE.  Mr. Bryson was recognized for his overall leadership and coordination of the strategic direction of all the Edison International companies, particularly relating to SCE's recovery from the
California Power Crisis, progress toward a more durable regulatory structure, and important steps to bring long-term financial stability to EME.  Mr. Fohrer was recognized for the quality of his leadership of the SCE management team, and his particular focus and expertise in the operational, financial and regulatory areas, and the exceptional results achieved by SCE in 2003.  No weighting was assigned to the factors considered.
Mr. Bryson's 2004 salary was $1,115,000, which was 4% above the median for CEOs in the peer group.  Mr. Fohrer's
2004 salary was $595,500, which was 1% below the median for his peers.

     In December 2003, the Committees also reviewed the base salaries of the Executive Officers at SCE and the other subsidiaries.  Salary actions taken by their respective boards of directors were examined in light of the performance of the companies and survey data of competitive firms to assure conformance with overall Edison
International compensation policies.  The 2004 base salaries in the aggregate of the Executive Officers at Edison
International, SCE and the other subsidiaries were 5% above the median levels of their respective peer groups.

Annual Incentive Compensation for 2004 Performance

     Annual incentive compensation is determined on the basis of overall corporate performance and the
Committees' assessment of the individual Executive Officer's performance.  Target annual incentives for Executive
Officers for 2004 ranged from 40% of base salary for some vice presidents to 70% of base salary for Mr. Fohrer and certain other officers.  Mr. Bryson's target annual incentive was increased from

80% to 100% of base salary for 2004.  Maximum opportunity levels were set at 200% of target annual incentive levels.  Awards are made in the judgment of the Committees taking into account overall company results as guided by the relevant performance objectives for the year.  The Committees adopted the Edison International and SCE objectives described below as a basis for their evaluation of the 2004 performance of Mr. Bryson and Mr. Fohrer.

     Performance objectives for the Edison International companies were adopted by the Boards for 2004.  Five unweighted general areas of focus and achievement were identified as Edison International goals for 2004:
(1) Reemphasize Integrity Value, through the implementation of programs at all the Edison International companies focusing on the lessons learned from the customer satisfaction survey problem at SCE and reemphasizing that integrity is the Company's paramount value, (2) Secure Fair and Durable Regulatory Framework for SCE, including objectives related to customer base clarity, the durability of regulatory decisions and receiving fair compensation for the costs and risks involved in long-term power contracts, (3) Reposition EME, with objectives related to EME's capital structure and the sale of the international assets, (4) Achieve Earnings Goal, and
(5) Achieve Key Performance Goals, with objectives related to safety, reliability, human resources, power plants and subsidiary goals.  Five unweighted general areas of achievement were identified as SCE goals for 2004:
(1) Reemphasize Integrity Value, at SCE by implementing programs ensuring that the lessons learned from the customer satisfaction survey problem at SCE are effectively communicated and acted upon and by keeping the
California Public Utilities Commission (CPUC) notified and updated on investigation results on a timely basis,
(2) Demonstrate Operational Excellence, with objectives related to San Onofre Nuclear Generating Station (SONGS)
performance, safety improvement, business process integration, electric system reliability, customer satisfaction, human resources, environmental performance, and achievement of key performance indicators,
(3) Ensure Sound Financial Performance, with objectives related to net income and the 2005 cost of capital proceeding, (4) Achieve Sound Regulatory Outcomes, with objectives related to a durable regulatory compact, the
2006 rate case, rate stability, procurement cost recovery, and (5) Develop New Resources, with objectives related to the Mountainview power project and capital projects involving SONGS, Mohave and the transmission grid.

     Goals for 2004 were also identified for EME relating to debt restructure and reduction, financial performance, merchant risk management, regulatory and environmental matters and operational excellence.  The 2004 goals for Edison Capital related to financial performance, investment management, and future growth positioning.

     When the Committees met in February 2005 to evaluate the performance by each of the Companies and to determine 2004 annual incentive awards, the Committees reviewed the year's overall performance in light of the objectives identified at the beginning of the year.  The Committees concluded that Edison International had a strong year in 2004 in terms of its aggregate performance.  As a result of a well-executed strategy, the sale of
EME's international assets is substantially completed, serving to restore value to the company and enhancing its future outlook as an independent power producer.  A favorable decision from the CPUC provided critical support to
SCE's commitment to making significant infrastructure improvements and other capital investments.  Such accomplishments were also reflected in the 46% increase in the value of Edison International Common Stock and in its strong earnings for the year.

     As significant as they were, however, these accomplishments were marred by the disappointing discovery in
2004 of instances involving the misreporting of customer satisfaction levels and mishandling of employee safety data.  Such incidents are contrary to the Company's emphasis on integrity as its paramount goal.  As a result, prompt and decisive actions were taken in 2004 and an intensive effort was launched to draw upon the lessons learned from this experience and to strengthen the Company's ethics and compliance program.

     In 2004 , the CPUC gave its approval and advance rate-making support of SCE's proposed major program to strengthen and modernize its electricity distribution system.  The CPUC also took steps to provide flexibility to
SCE in respect to its long-term power supply contracts.

     Substantial progress was made by Mission Energy Holding Company in 2004 in enhancing its capital structure.
The sale of nearly all of EME's international power generation assets is expected to result in cash proceeds of approximately $2.4 billion after taxes and costs. This amount, along with cash from operations and plant decommissioning, allowed the repayment of $1.4 billion in debt and the retention of an additional $2 billion on
Mission Energy Holding Company's books to further strengthen its business.

     The Edison International Committee approved a 2004 annual incentive award of $1,950,000 for Mr. Bryson.
That was 87% of his maximum potential award.  The SCE Committee approved a 2004 annual incentive award of
$655,000 for Mr. Fohrer.  That was 78% of his maximum potential award.  In addition to evaluating the overall performance of Mr. Bryson as measured by the Company's results, the Edison International Committee's objective assessment of his performance was considered.  Factors found to be particularly significant in 2004 for
Mr. Bryson were his leadership and commitment to achieving strategic objectives by the Edison International companies, including the repositioning of EME through its improved capital structure and the obtaining of key decisions from the CPUC serving to enhance the fairness and durability of California's regulatory framework.  The
Committee concluded that Mr. Bryson's commitment and resolve in these areas were significant factors leading to enhanced shareholder value through improved stock performance and the resumption of common stock dividends.

     Mr. Fohrer's award reflected SCE's obtaining sound regulatory outcomes in 2004 as well as in meeting high levels of operational and financial performance. In addition to the CPUC actions mentioned above, SCE received a constructive 2004 cost of capital decision which authorized a reasonable cost of capital and, for the first time, recognized the impact of purchased power contracts on the company's capital structure. Other accomplishments included maintaining strong electric system reliability and surpassing operational and total net income targets established for 2004.

     The 2004 annual incentives for the other Executive Officers averaged 90% of maximum at Edison International,
77% of maximum at SCE and 58% of maximum at the other subsidiaries.  The target values established and the actual awards granted to Mr. Bryson and Mr. Fohrer and the other Executive Officers were consistent with the Committees'
objectives described above.  The bonuses for Mr. Bryson, Mr. Fohrer and the other SCE Executive Officers were reduced by the Committees in recognition of the seriousness of the customer satisfaction and safety reporting issues mentioned above.

Long-Term Incentives

     In recent years, the long-term incentives awarded to Executive Officers have had two components.  Edison
International nonqualified stock options comprise 75% of the award value and Edison International performance shares comprise 25% of the value.  For 2004, dividend equivalents were awarded along with the nonqualified stock options and performance shares.  The Edison International Committee awarded 387,538 stock options and 38,858 performance shares to Mr. Bryson and 128,634 stock options and 12,898 performance shares to Mr. Fohrer.  The awards granted to Mr. Bryson, Mr. Fohrer and the other Executive Officers were consistent with the Committees'
objectives described above and reflect the Committees' commitment to link a significant portion of the compensation of Mr. Bryson and Mr. Fohrer directly to the value provided to shareholders by Edison International stock.

The long-term incentive awards granted to Executive Officers were not formula-driven, but were based on the judgment of the Edison International Committee, guided by peer group survey results.  The options and other long-term incentives granted in prior years also were considered by the Committee when making the current year award determination.

Summary

     The Committees' compensation actions for 2004 reflect their judgment based on a review of peer group compensation, individual performance and, in the case of the annual incentives, evaluation of performance of
Edison International and each subsidiary company relative to goals set at the beginning of the year and in light of the challenges and opportunities which arose during 2004.  The members of the Committees believe that the compensation programs of the Companies are effective in attracting and retaining qualified executives to lead the
Companies.  A significant portion of Executive Officer compensation is directly linked to shareholder value.  The
Committees will continue to monitor closely the effectiveness and appropriateness of each of the components of compensation to reflect changes in the business environment of the Companies.

                  --------------------------------------------------------------------------------
                              Compensation and Executive Personnel Committees of the
                                           Edison International and SCE
                                               Boards of Directors*
                  --------------------------------------------------------------------------------
                       Robert H. Smith (Chair)                 France A. Cordova
                  --------------------------------------- ----------------------------------------
                       Bruce Karatz                            Luis G. Nogales
                  --------------------------------------- ----------------------------------------
                       Richard T. Schlosberg, III              Thomas C. Sutton
                  --------------------------------------- ----------------------------------------

--------------
*    Dr. Rosser served as a Committee member for part of 2004, but ceased to be a member on May 20, 2004, when the Boards reappointed the Committees.  He did not participate in Committee decisions after that date, including deliberations regarding the annual incentives for 2004 performance.  Dr. Cordova and
     Mr. Schlosberg were appointed to the Committees on May 20, 2004.  They did not participate in Committee decisions before that date, including deliberations regarding salary increases for 2004.

                                 COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                                       INTERLOCKS AND INSIDER PARTICIPATION

     Dr. Cordova and Mr. Schlosberg became Committee members on May 20, 2004, and Dr. Rosser ceased to be a
Committee member on that date.  The other Committee members whose names appear on the Committees' Report above were Committee members during all of 2004.  During 2004, Messrs. Craver, Danner, and McDaniel served as Directors of Edison Capital.  Mr. Bryson was Chairman of the Board of Edison Capital during 2004, but his compensation is determined by the Edison International Compensation and Executive Personnel Committee, not the subsidiaries'
boards.  Under applicable SEC rules, there were no other interlocks or insider participation on the Compensation and Executive Personnel Committees.

                                     FIVE-YEAR STOCK PERFORMANCE GRAPH(1),(2)

     The graph below compares the annual change in the cumulative total shareholder return on Edison
International Common Stock with the cumulative total return of companies in the Standard and Poor's 500 Stock
Index and the Dow Jones U.S. Electricity Index (formerly known as the Dow Jones U.S. Electric Utilities Index and the Dow Jones U.S. Total Market Electricity Index).(3)  The S&P 500 Index is published daily in The Wall Street
Journal.  The Dow Jones U.S. Electricity Index contains 44(4) United States investor-owned power companies and is published daily by Dow Jones & Company.  Prices for Edison International Common Stock and both indices are also published daily on the internet.  Edison International is included in both the S&P 500 Index and the Dow Jones
U.S. Electricity Index.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN[5]
AMONG EDISON INTERNATIONAL, THE S&P 500 INDEX
AND THE DOW JONES U.S. ELECTRICITY INDEX

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
12/99*
12/00
12/01
12/02
12/03
12/04
Edison International
S&P 500
Dow Jones U.S. Electricity

*** $100 invested on 12/31/99 in stock or index—**
including reinvestment of dividends.
Fiscal year ending December 31.

----------------------------------------- --------------------------------------------------------------------------
                                                                   Cumulative Total Return
                                         ----------- ----------- ------------- ----------- ----------- ------------
                                            12/99       12/00        12/01        12/02        12/03       12/04
----------------------------------------- ----------- ----------- ------------- ----------- ----------- ------------
Edison International                       $100.00      $63.02        $60.90      $47.79      $88.44      $134.50
----------------------------------------- ----------- ----------- ------------- ----------- ----------- ------------
Standard & Poor's 500 Index                $100.00      $90.89        $80.09      $62.39      $80.29       $89.02
----------------------------------------- ----------- ----------- ------------- ----------- ----------- ------------
Dow Jones U.S. Electricity Index           $100.00     $158.24       $125.60      $97.14     $121.49      $151.08
----------------------------------------- ----------- ----------- ------------- ----------- ----------- ------------

---------------
(1)  SEC filings sometimes "incorporate information by reference."  This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this graph shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

(2)  The historical stock performance depicted on the graph is not necessarily indicative of future performance.
     The Companies do not make or endorse any predictions as to future stock performance or dividends.  The quarterly dividends customarily paid on January 31, April 30, July 31, and October 31 for 2001, 2002 and
     2003, were not declared by the Edison International Board.  This proxy statement is not to be considered material for soliciting the purchase or sale of stock of either of the Companies.

(3)  In December 2004, Dow Jones changed the name of the Dow Jones U.S. Electric Utilities Index to the Dow Jones
     U.S. Electricity Index.  In February 2000, Dow Jones launched a new U.S. Equity Index series which replaced all of its prior index series including the Dow Jones Electricity Index previously used for this graph.  The new series covers 95% of the U.S. equity market and replaces the previous series that covered 80% of the equity market.  Additionally, the industry classification system was restructured.  The net result of these changes is that all U.S. indices will show differences when compared to the indices used prior to 2000.

(4)  As of December 31, 2004.

(5)  Ex-dividend dates have been used to determine the number of dividends included in Edison International's cumulative total return calculation.  The ex-dividend date occurs a few days prior to the record date for each dividend payment, and is the date on which the stock begins trading at a price that does not include the dividend.  In 2000, Edison International had four ex-dividend dates and four dividend payments.  As noted in footnote (2) above, there were no dividends declared by the Edison International Board for quarterly dividend payment dates starting January 31, 2001 through October 31, 2003.  In 2003, a dividend was declared in the fourth quarter, with an ex-dividend date occurring in 2004.  For purposes of calculating the adjusted cumulative total return presented in the following table, three ex-dividend dates were used in 2000 since the Board did not declare the dividend customarily paid on January 31, 2001, one ex-dividend date was used in 2003, and four ex-dividend dates were used in 2004.

                        -------------------------------------------------------------------------------
                                                Adjusted Cumulative Total Return
                        -------------------------------------------------------------------------------
                            12/99          12/00        12/01        12/02        12/03       12/04
                        --------------- ------------ ------------ ------------ ------------ -----------
                           $100.00        $62.34       $60.25       $47.28       $88.30      $133.07
                        --------------- ------------ ------------ ------------ ------------ -----------

                                      CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Mr. Olson is a Senior Partner of the law firm of Munger, Tolles and Olson which provided legal services to
Edison International, SCE, and/or their subsidiaries in 2004.  Such services are expected to continue to be provided in the future.  The amount paid to Munger, Tolles and Olson for legal services was below the threshold requiring disclosure by the SEC.

     In 2004, Deloitte Consulting Services, LLP provided various consulting services to SCE and such services are expected to continue to be provided in the future.  Mr. John Danner, brother of Bryant C. Danner, provided consulting services on one such project pursuant to a retainer consulting agreement with Deloitte Consulting
Services.  In 2004, the aggregate amount paid by SCE for that project was $4,829,285.  Mr. John Danner received an aggregate amount of approximately $426,800 in connection with the consulting services provided for the project.

     Edison International and SCE believe that any transactions described above are comparable to those which would have been undertaken under similar circumstances with nonaffiliated entities or persons.

                                            AUDIT COMMITTEES' REPORT(1)

     The Edison International and SCE Audit Committees have certain duties and powers as described in their charters.  The Charters approved by the Boards on March 18, 2004 remained unchanged.  The Audit Committees are currently composed of the same five non-employee Directors named at the end of this report each of whom is independent as defined by the New York Stock Exchange listing standards.

     Management is responsible for the Companies' internal controls and the financial reporting process, including the integrity and objectivity of the financial statements.  The independent registered public accounting firm is responsible for performing an independent audit of the Companies' financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon.  The Committees monitor and oversee these processes.  The Committees' members are not accountants or auditors by profession and, therefore, have relied on certain representations from management and the independent registered public accounting firm about the carrying out of their respective responsibilities.

     In connection with the December 31, 2004, financial statements, the Audit Committees:

     o   reviewed and discussed the audited financial statements with the Companies' management;

     o   discussed with PricewaterhouseCoopers LLP, the Companies' independent registered public accounting firm, the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees); and

     o   received the written disclosures and the letter required by Independence Standards Board Standard No. 1
         (Independence Discussions with Audit Committees) and discussed with PricewaterhouseCoopers LLP its independence from the Companies.

     Based upon these reviews and discussions, the Edison International and SCE Audit Committees recommended to their respective Boards of Directors that the audited financial statements be included in the Edison
International and SCE 2004 Annual Reports on Form 10-K to be filed with the SEC.

                      ---------------------------------------------------------------------
                                            Audit Committees of the
                                          Edison International and SCE
                                              Boards of Directors
                      ---------------------------------------------------------------------
                        Thomas C. Sutton (Chair)           Bradford M. Freeman
                      ---------------------------------- ----------------------------------
                        Luis G. Nogales                    Richard T. Schlosberg, III
                      ---------------------------------- ----------------------------------
                        Robert H. Smith
                      ---------------------------------- ----------------------------------

---------------------
(1)  SEC filings sometimes "incorporate information by reference."  This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

                                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

     The following table sets forth the aggregate fees billed to Edison International (consolidated total including Edison International and its subsidiaries) and SCE, respectively, for the fiscal years ended
December 31, 2004 and December 31, 2003, by PricewaterhouseCoopers LLP:

                                                     Edison International
                                                       and Subsidiaries                      SCE
                                                            ($000)                         ($000)
         --------------------------------------- -------------- -------------- --------------- ----------------
                                                       2004           2003           2004            2003
         --------------------------------------- -------------- -------------- --------------- ----------------

         Audit Fees(1)                             $  8,934       $  4,596       $  3,317        $  1,494
         --------------------------------------- -------------- -------------- --------------- ----------------

         Audit Related Fees(2)                          238          1,763             34             980
         --------------------------------------- -------------- -------------- --------------- ----------------

         Tax Compliance Fees(3)                       4,547          4,150          1,730           1,889
         --------------------------------------- -------------- -------------- --------------- ----------------

         All Other Fees                                  --             --             --              --
         --------------------------------------- -------------- -------------- --------------- ----------------

         Totals                                     $13,719       $ 10,509       $  5,081        $  4,363
         ======================================================================================================

          --------------------

          (1)   The increase in 2004 is primarily due to fees for the internal control audit as required by the
                Sarbanes-Oxley Act of 2002.

          (2)   The nature of the services comprising these fees were assurance and related services related to the performance of the audit or review of the financial statements and not reported under "Audit
                Fees" above, and for 2003 included the implementation of the requirements of the Sarbanes-Oxley
                Act of 2002.

          (3)   These aggregate fee amounts are comprised of tax compliance fees and other tax fees.  The nature of the services comprising the tax compliance fees was to support compliance with federal, state and foreign tax reporting and payment requirements, including tax return review and review of tax laws, regulations or cases.  Tax compliance fees for Edison International and its subsidiaries were $2,423,000 in 2004 and $2,283,000 in 2003.  Tax compliance fees for SCE were $1,322,000 in
                2004 and $1,587,000 in 2003.  Other tax fees for Edison International and its subsidiaries, including other technical advice, were $2,124,000 in 2004 and $1,867,000 in 2003.  Other tax fees for SCE were $408,000 in 2004 and $302,000 in 2003.

     The Edison International and SCE Audit Committees are required to review with management and pre-approve all audit services to be performed by the independent registered public accounting firm and all non-audit services that are not prohibited and that require pre-approval under the Securities Exchange Act.  The Committees'
pre-approval responsibilities may be delegated to one or more Committee members, provided that such delegates present any pre-approval decisions to the respective Committees at their next meeting.  The independent registered public accounting firm must assure that all audit and non-audit services provided to the Companies have been approved by the Audit Committees.

     During the fiscal year ended December 31, 2004, all services performed by the independent registered public accounting firm were pre-approved by the Edison International and SCE Audit Committees, irrespective of whether the services required pre-approval under the Securities Exchange Act.

                              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005

     The Edison International and SCE Board Audit Committees have selected PricewaterhouseCoopers LLP as the
Companies' independent registered public accounting firm for calendar year 2005.  The Committees have considered whether the provision of the non-audit services described above is compatible with maintaining
PricewaterhouseCoopers' independence.  PricewaterhouseCoopers is an international accounting firm which provides leadership in public utility accounting matters.

     Representatives of PricewaterhouseCoopers are expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they wish.

                                                 TO BE VOTED ON BY
                                      EDISON INTERNATIONAL SHAREHOLDERS ONLY

                                              SHAREHOLDER PROPOSAL ON
                                            "FUTURE GOLDEN PARACHUTES"
                                     Item 2 on Edison International Proxy Card

     A shareholder of Edison International has given notice of his intention to present the following proposal for action at the Annual Meeting.  Pursuant to Rule 14a-8(l)(1) of the Securities Exchange Act, Edison
International will provide the number of Edison International securities held by the proponent of this shareholder proposal promptly upon receipt of an oral or written request; his name and address are below.  The following text and information was provided by the proponent of the shareholder proposal and has not been endorsed or verified by Edison International.  The Edison International Board of Directors response to the shareholder proposal appears below under "Recommendation of Your Board of Directors `Against' Item 2."

                                            2 - Golden Parachute Vote Provision

                  RESOLVED:  Golden Parachute Vote Provision.  Shareholders request that our Board of
                  Directors seek shareholder approval for future golden parachutes for senior executives.  This applies to benefits exceeding 299% of the sum of the executive's base salary plus bonus.  Future golden parachutes include agreements renewing, modifying or extending existing severance or employment agreements with golden parachute or severance provisions.

                  This includes that golden parachutes not be given for a change in control or merger which is approved but not completed.  Or for executives who transfer to a successor company.  This proposal would include to the fullest extent each golden parachute that our company has or will have the power to grant or modify.

                  Our company would have the flexibility of seeking shareholder approval after the material terms of a golden parachute were agreed upon.

                  John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, Calif. 90278 submitted this proposal.

                      51% Yes-Vote
                  The 26 shareholder proposals voted on this topic achieved an impressive 51% average yes-vote in 2004.

                      Progress Begins with a First Step
                  I believe the reason to take the above RESOLVED step is reinforced by our directors'
                  vulnerability when compared to best practices in corporate governance.  For instance in 2004 it was reported (and concerns are inserted):
o        We had no Lead Director or Independent Chairman - independence concern.
o        Four directors were allowed to hold from 4 to 8 director seats each - over-commitment concern.
o        Our Chairman was allowed to hold seats on 6 boards.  This including ethics-challenged Boeing (BA) and governance-challenged Disney (DIS).  (Thus it would seem that adequate service on the Boeing and Disney boards may require a greater than average distraction from our company's business.)
o        2003 CEO pay of $6 million including stock option grants.
                             Source:  Executive PayWatch Database,
                             http://www.aflcio.org/corporateamerica/paywatch/ceou/database.cfm
                      (If CEO pay is excessive - concern that our board is weak in its oversight of our
                      CEO.)
o        Our company still had a poison pill.
o        Our directors are free to adopt a new poison pill.  And then deny a shareholder vote on such poison pill long enough that any proxy contest would probably be decided already.

                  Also:
o        Our company admitted to using faulty workplace safety data to win performance bonuses from the state.
o        Our company admitted to a customer satisfaction scam to collect bonuses.

                  Golden parachutes can allow our executives to walk away with millions even if our shareholder value languishes during their tenure.  One example was the $150 million in parachutes for Northrop Grumman executives after a proposed merger with Lockheed
                  Martin fell apart.  Major institutional investors such as CalPERS recommended approved this proposal topic.

                                              Golden Parachute Vote Provision
                                                          YES ON 2

                                RECOMMENDATION OF YOUR BOARD OF DIRECTORS "AGAINST"
                                                      ITEM 2

     THE EDISON INTERNATIONAL BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THE SHAREHOLDER PROPOSAL
(Item 2 on your proxy card).  The Board believes that the shareholder proposal regarding "future golden parachutes" is not in the shareholders' best interests and would not enhance shareholder value for the following reasons:

o        In the exercise of its fiduciary duties to the shareholders, the Board Compensation and Executive
         Personnel Committee, comprised of independent directors, reviews and approves Edison International's executive compensation arrangements and plans.

o        The Committee adopted the existing Edison International Executive Severance Plan in December 2000 after careful deliberation and review of similar plans at other companies.  The Severance Plan includes provisions establishing certain levels of severance payments for covered executives whose employment is terminated in a corporate change-in-control context; but no change-in-control severance payments would be made unless a transaction deemed to be a change in control is actually consummated.  The
         Board believes that the Severance Plan is reasonable and designed to accomplish important corporate objectives, including the attraction and retention of highly qualified executives.

o        If implemented, the proposal would impose arbitrary constraints on executive severance arrangements in a change-in-control context.

o        If implemented, the proposal would require Edison International to either convene a special shareholders' meeting for the purpose of voting on affected change-in-control severance agreements, or delay finalizing such agreements until after their approval at the next shareholders' meeting scheduled for another purpose.  This restriction may impact shareholder value by compromising the
         Board's ability to act promptly and consistently with its fiduciary duties with regard to potential changes in control and the attraction and retention of executives.

o        The proposal is directed at executive severance arrangements upon a change in control, and the purported rationale is to safeguard shareholders' interests.  However, before a change in control of Edison
         International could occur, review and approval by shareholders and state and federal regulators would probably be necessary.  Those reviews and approvals would likely include significant safeguards for shareholders' interests.

                 FOR THE FOREGOING REASONS, YOUR BOARD RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 2.

                                     SHAREHOLDER PROPOSALS AND NOMINATIONS FOR
                                               2006 ANNUAL MEETINGS

     To be considered for inclusion in the 2006 proxy statement, shareholder proposals for the Edison
International and SCE 2006 annual meetings must be received by December 12, 2005.

     Shareholders intending to bring any other business before an annual meeting, including Director nominations, must give written notice to the Edison International or SCE Secretary, as the case may be,

of the business to be presented.  The notice must be received at our offices within the periods, and with the information and documents, specified in the Bylaws.  A copy of the Bylaws may be obtained by writing to the
Edison International or SCE Secretary and are available on Edison International's Internet website at
www.edisoninvestor.com.

     Assuming that the 2006 annual meetings of shareholders are held on May 18, 2006, as currently specified by the Bylaws, the period for the receipt by the Edison International or SCE Secretary of written notice of other business to be brought by shareholders before the 2006 annual meetings of shareholders, including Director nominations, will begin on October 13, 2005, and end on December 12, 2005.

                                        CODE OF BUSINESS CONDUCT AND ETHICS

     The Edison International Code of Business Conduct and Ethics is applicable to all Directors, officers and employees of Edison International and its majority-owned subsidiaries, including SCE.  The Code is available on
Edison International's Internet website at www.edisoninvestor.com and is available in print upon request from the
Edison International or SCE Secretary.  Any amendments or waivers of Code provisions for either of the Companies'
principal executive officers, principal financial officers, principal accounting officers or controllers, or persons performing similar functions, will be posted on Edison International's Internet website at
www.edisoninvestor.com.

                                  AVAILABILITY OF FORM 10-K AND OTHER INFORMATION

     The Edison International and SCE 2004 Annual Reports on Form 10-K, including the financial statements and the financial statement schedules but excluding other exhibits, will be furnished without charge to shareholders upon written request.

     A copy may be requested by writing to:

                                              Ms. Eileen B. Guerrero
                                       Law Department, Corporate Governance
                                 Edison International (or SCE, as the case may be)
                                      2244 Walnut Grove Avenue, P. O. Box 800
                                            Rosemead, California 91770

                                              OTHER PROPOSED MATTERS

     The Edison International and SCE Boards were not aware by December 13, 2004 (the latest date for shareholders to provide advance notice of business intended to be presented at the Annual Meeting) of any other matters which can properly be presented for action at the Annual Meeting.

     If any other matters should properly come before the Annual Meeting, including matters incident to the conduct of the Annual Meeting, the proxies will vote the shares in accordance with their judgment.  Discretionary authority to do so is included in the proxies.

Dated:  April 11, 2005

                                                              For the Boards of Directors,

                                                              /s/ BEVERLY P. RYDER
                                                              ----------------------------------------------------
                                                              BEVERLY P. RYDER
                                                              Vice President and Secretary
                                                                  Edison International
                                                              Secretary
                                                                  Southern California Edison Company

X Please mark your votes as in this example.

3791

The Directors recommend a vote "FOR" Item 1.				
1. Election of Directors	FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT	**Nominees:** 01-J.E. Bryson, 02-F.A. Cordova, 03-A.J. Fohrer, 04-B.M. Freeman, 05-B. Karatz, 06-L.G. Nogales, 07-R.L. Olson, 08-J.M. Rosser, 9-R.T. Schlosberg, III, 10-R.H. Smith, 11-T.C. Sutton

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such name(s) in the space provided below.)

____

SIGNATURE (S)__________________________________ DATE________________

IMPORTANT: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

▲ FOLD AND DETACH HERE ▲

SOUTHERN CALIFORNIA EDISON
An EDISON INTERNATIONAL Company

SOUTHERN CALIFORNIA EDISON COMPANY
ANNUAL MEETING – MAY 19, 2005

Southern California Edison Company offers phone and Internet voting 24 hours a day, 7 days a week, through 9:00 p.m., Pacific Time, May 18, 2005

On a touch-tone phone, call toll-free 1-877-779-8683 (outside the US and Canada, call 201-536-8073).

- Have your proxy card and social security number ready.
- Follow the voting instructions.
- Your vote will be repeated to you, and you will be asked to confirm it.

Log onto the Internet and type: http://www.eproxyvote.com/sce

- Have your proxy card and social security number ready.
- Follow the voting instructions.
- Your vote will be repeated to you, and you will be asked to confirm it.

Your vote by phone or Internet authorizes the proxies named on the reverse of this card to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If you have voted by phone or Internet, please do not return the proxy card.
THANK YOU FOR VOTING!

SOUTHERN CALIFORNIA
EDISON
An EDISON INTERNATIONAL Company

Proxy/Voting Instruction Card

P
R
O
X
Y

IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS, PLEASE MARK, SIGN, DATE AND RETURN ALL CARDS YOU RECEIVE PROMPTLY USING THE ENCLOSED ENVELOPES. TO VOTE BY PHONE OR THE INTERNET, PLEASE SEE THE REVERSE SIDE OF THIS CARD.

SEE REVERSE SIDE

▲ FOLD AND DETACH HERE ▲

ADMISSION TICKET

Edison International
Southern California Edison Company
Annual Meeting of Shareholders
May 19, 2005 at 10:00 a.m.
Pacific Time
Pacific Palms Conference Resort
One Industry Hills Parkway
City of Industry, California 91744
(626) 810-4455

Space is limited.
Free parking available.
Registration desk opens at 8:00 a.m., Pacific Time.
Doors open at 9:00 a.m., Pacific Time.

Please present this ticket to attend the meeting.

Pacific Palms Conference Resort
Downtown Los Angeles
Los Angeles International Airport (LAX)
Ontario International Airport
Entrance for Shareholders Meeting

LOGO EQUISERVE                                                                          VOTE
                                                                                ------------------------
                                                                                       BY NET

VOTE BY NET

Please wait while you are automatically redirected to the secure voting site.

Click "Continue" if you are not automatically redirected within a few minutes.

CONTINUE

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LOGO EQUISERVE                                                                          VOTE
                                                                              ---------------------------
                                                                                       BY NET

VOTE BY NET

Step 1

Welcome to the EquiServe online voting wizard!

Just follow a few simple steps to complete the secure online voting process:

         Authentication:            Login using your authentication information
         Delivery preference:       Setup future delivery of your annual meeting materials
         Voting:                    Cast your vote and receive your confirmation online
         Finish:                    Update your address and review other options

If you have more than one proxy card, instruction card or ballot, please vote them one card at a time.  To get started now, login below and click "Continue".

-------------------------------------------------------------------------------------------------------------------

Step 1:  Authentication

Enter the number labeled Control Number in your e-mail
OR the number the gray shaded box on your proxy card
or ballot                                                              _________________________

Enter the last 4 digits of the U.S. social security number (SSN)
or the U.S. taxpayer identification number (TIN) for this
Account.*                                                              ____________

*If you do not have a SSN or TIN for this account, please
leave this box blank.

                                                                                                 CONTINUE

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LOGO EQUISERVE                                                                          VOTE
                                                                            ------------------------------
                                                                                       BY NET

VOTE BY NET

LOGO SOUTHERN CALIFORNIA EDISON COMPANY
An Edison International Company

Step 2

Welcome

Name line
Address line
City, State, Zip line

                                                                                                 CONTINUE

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LOGO EQUISERVE                                                                          VOTE
                                                                            -----------------------------
                                                                                       BY NET
VOTE BY NET

LOGO SOUTHERN CALIFORNIA EDISON COMPANY
An Edison International Company

Step 3

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JOHN E. BRYSON and THOMAS R. McDANIEL are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of Southern California Edison Company to be held at the Pacific Palms Conference Resort, One
Industry Hills Parkway, City of Industry, California 91744, on May 19, 2005, at 10:00 a.m., Pacific Time, or at
any adjournment or postponement of the meeting, with all the powers and discretionary authority the undersigned would possess if personally present at the meeting on the matter listed below.

The shares will be voted as indicated on this card.  WHERE NO INDICATION IS SHOWN, THE SHARES REPRESENTED BY THIS
CARD WILL BE VOTED FOR ITEM 1.  In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

Southern California Edison Company Directors recommend a vote:
`FOR" ALL Nominees

Chech this box to cast your vote in accordance with the recommendation of Southern California Edison
Company Directors on all matters to be voted on at the meeting:                                           ____

Southern California Edison Company Directors recommend a vote "FOR" all Nominees.

1.  Election of Directors    ___ FOR ALL NOMINEES, except as noted below            ___ Withhold as to all Nominees

                                    ___ J. E. Bryson          ___ F. A. Cordova         ___ A. J. Fohrer
                                    ___ B. M. Freeman         ___ B. Karatz             ___ L. G. Nogales
                                    ___ R. L. Olson           ___ J. M. Rosser          ___ R. T. Schlosberg, III
                                    ___ R. H. Smith           ___ T. C. Sutton

If applicable, click the option box            ___ Mark here if you plan to attend the annual meeting.

                                               ___ If you receive more than one set of Proxy Materials at the address shown on this proxy card and have no need for the
                                                   extra copies, please mark here.  Proxy cards will continue to be mailed to this account.  Please make sure that at least one account continues to receive these materials.

To cast your vote please click "Submit"
 (Note: Your vote will not be counted until you click "Submit".)                                   SUBMIT

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LOGO EQUISERVE                                                                          VOTE
                                                                           -----------------------------
                                                                                       BY NET
VOTE BY NET

LOGO SOUTHERN CALIFORNIA EDISON COMPANY
An Edison International Company

Control Number:
Confirmation Number:
Date:

Step 3

Name line
Address line
City, State, Zip line

Thank you for using Equiserve's Vote-By-Net facility.

-------------------------------------------------------------------------------------------------------------------

Step 3: Summary of your vote

Your vote was recorded by EquiServe as follows:

1.  Election of Directors                                                  ___________________

Mark here if you plan to attend the annual meeting.                        ___________

If you receive more than one set of Proxy Materials
at the address shown on this proxy card and have no
need for the extra copies, please mark here.  Proxy
cards will continue to be mailed to this account.
Please make sure that at least one account continues
to receive these materials.                                                ___________

Please keep a copy for your records.  To change your vote click "Back".

You can now vote another ballot or click "Finish" to exit to EquiServe Homepage.

                                                                       BACK                      FINISH

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                                        Southern California Edison Company
                                           2005 Telephone Voting Script

-------------------------------------------------------------------------------------------------------------------
                                             Toll Free: 1-877-779-8683
                                        Outside US and Canada 201-536-8073
-------------------------------------------------------------------------------------------------------------------

1.       Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2.       Enter the series of numbers printed in the gray shaded box on your card followed by the pound sign.

3.       One moment please while we verify your information.

4.       Enter the last four digits of the U.S. social security number or the U.S. taxpayer identification number for this account followed by the pound sign.

5.       The company that you are voting is Southern California Edison Company.

6.       Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

7.       To vote the proposal in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on the proposal, press 2.
         If 1, go to 9.
         If 2, go to 8.

8.       Item # 1.  To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.
         If 1, go to 9.
         If 2, go to 9.
         If 3, go to Director Exception.

                  Director Exception
 -------------------------------------------------------------------------------------------------------------------
                  Enter the 2-digit number next to the nominee from whom you would like to withhold your vote, followed by the pound key. Or, if you have completed voting on Directors, press the pound key again.
                           If pound key entered, go to 9.
                           If valid nominee number, go to Next Nominee.

                  Next Nominee

                  To withhold your vote from another nominee enter the 2-digit number next to the nominee followed by the pound key. Or if you have completed voting on directors press the pound key again.
                           If pound key entered, go to 9.
                           If valid nominee number, go to Next Nominee.

                  Invalid Nominee Number

                  You have entered an invalid nominee number.

                           {Go to Next Nominee.}

9.       If you would like to attend the annual meeting, press 1. If not, press 2.
         If 1, go to 10.
         If 2, go to 10.

10.      If you receive more than one set of proxy materials at the address shown on your proxy card and have no need for the extra copies, please press 1. If not, press 2.
         If 1, go to 11.
         If 2, go to 11.

11.      You have cast your vote as follows:

                  {Playback the appropriate vote for this proxy card.}

                  Default Playback

                  You have voted in the manner recommended by the board of directors.

                  Director Proposal Playback

                  Item 1. You have voted for all nominees.

                  Item 1. You have voted to withhold your vote from all nominees.

                  Or
                  Item 1. You have voted for all nominees except for the following nominee numbers {repeat nominee numbers}.

12.      Your vote has been successfully recorded.  It is not necessary for you to mail in your card.  If you wish to vote another card or change your vote, press 1.  Otherwise, please hang up. Thank you for voting.

                  No Key Pressed

                  Go to the same item (repeat three times); otherwise, go to Error.

                  Invalid Option

                  Go to the same item (repeat three times); otherwise, go to Error.

                  Error

                  We are unable to process your request at this time. Thank you for calling.

                  Invalid ID and SSN

                  I'm sorry, that was an incorrect number (repeat three times).  We are sorry you are experiencing difficulty.  We are unable to authenticate the information that you entered.  Your call will now be ended.  Thank you for calling.

                          {Call ends.}